As filed with the Securities and Exchange Commission on May 13, 2019

1933 Act File No. 333-[●]

1940 Act File No. 811-23443

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐	Pre-Effective Amendment No.
☐	Post-Effective Amendment No.
and
☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☐	Amendment No.

Cipher Technologies Bitcoin Fund

(Exact Name of Registrant as Specified in Charter)

600 Steamboat Road

Greenwich, CT 06830

(Address of Principal Executive Offices)

(Number, Street, City, State, Zip Code)

(203) 769-7557

(Registrant’s Telephone Number, including Area Code)

Jacob E. Comer

c/o Cipher Technologies Management LP

600 Steamboat Road

Greenwich, CT 06830

(Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)

Copies of Communications to:

John Loder
Ropes & Gray LLP
Prudential Tower, 800 Boylston Street
Boston, Massachusetts 02199

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box ☒.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Shares of beneficial interest, par value $0.00001			$1,000,000	$121.20

(1)	Estimated solely for purposes of calculating the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Preliminary Prospectus (Subject to Completion) dated May [●], 2019

Prospectus

Cipher Technologies Bitcoin Fund

Common Shares: Initial Class ([●])

Cipher Technologies Bitcoin Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company that continuously offers its shares (the “Shares”) and is operated as an “interval fund.” The Fund offers one class of Shares: Initial Class.

Investment Objectives. The Fund seeks to provide the total returns available to direct investors in bitcoins, less the operating expenses of the Fund, as a primary objective, and seeks current income as a secondary objective. No assurance can be given that the Fund’s investment objectives will be achieved, and you could lose all of your investment in the Fund.

Investment Strategy. The Fund seeks to achieve its investment objectives by (i) investing substantially all of its assets in bitcoins traded on domestic and international bitcoin trading platforms and exchanges and traded in the over-the-counter (“OTC”) markets and (ii) subject to market availability and suitable liquidity, engaging in loans of portfolio bitcoins, writing covered calls on portfolio bitcoins, and utilizing bitcoin futures contracts. The Fund may also from time to time hold a portion of its portfolio in U.S. government securities, other high grade, short-term securities, shares of registered money market funds, and cash and/or cash equivalents in connection with its periodic repurchase obligations, as described below under “Interval Fund/Repurchase Offers.”

Portfolio Contents. As a matter of fundamental policy, the Fund invests, under normal circumstances, at least 80% of its total assets in a portfolio of bitcoins or futures or other derivatives providing similar economic exposure. The Fund may also invest in certain derivative instruments based on bitcoins and/or engage in loans of its portfolio bitcoins. The Fund may also invest in U.S. government securities, other high grade, short-term securities, shares of registered money-market funds, and cash and/or cash equivalents to the extent necessary to satisfy its liquidity requirements under Rule 23c-3 of the Investment Company Act of 1940, as amended. To the extent consistent with such liquidity requirements, the Fund may invest without limit in illiquid investments.

Interval Fund/Repurchase Offers. The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at net asset value, reduced by any applicable repurchase fee. Subject to applicable law and approval of the Board of Trustees, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at net asset value, which is the minimum amount permitted.

Leverage. The Fund does not currently intend to issue preferred shares, borrow money, or issue debt securities to add leverage to its portfolio. However, the Fund may enter into transactions that include, among others, futures contracts, options contracts, and loans of portfolio bitcoins, that may in certain circumstances give rise to a form of implicit leverage. Leveraging is a speculative technique and there are special risks involved. See “Leverage” and “Risks—Leverage Risk.”

Investment Manager. The Fund’s investment manager is Cipher Technologies Management LP (“Cipher” or the “Investment Manager”). As of [●], Cipher had approximately $[●] in assets under management.

•	The Fund’s Shares are not listed for trading on any national securities exchange. The Fund’s Shares have no trading market and no market is expected to develop.

•	An investment in the Fund is not suitable for investors who need certainty about their ability to access all of the money they invest in the short term.

•	Even though the Fund will make quarterly repurchase offers for its outstanding Shares (currently expected to be for 5% per quarter), investors should consider Shares of the Fund to be an illiquid investment.

•	There is no guarantee that you will be able to sell your Shares at any given time or in the quantity that you desire.

•	There is no assurance that the Fund will be able to maintain a certain level of distributions to shareholders.

The minimum initial investment for Initial Class Shares is $[●]. There is no minimum subsequent investment amount. See “Plan of Distribution— Initial Class Shares” and “Plan of Distribution - Purchasing Shares.”

Investors should carefully consider the Fund’s risks and investment objectives, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. Because of the risks associated with the Fund’s ability to invest in bitcoins, an investment in the Fund should be considered speculative and involving a high degree of risk, including the risk of a substantial loss of investment. Before making an investment or allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objective and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age, and risk tolerance. Investment should be avoided when an investor or client has a short-term investing horizon and/or cannot bear the loss of some or all of its investment. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. Before buying any of the Fund’s Shares, you should read the discussion of the principal risks of investing in the Fund in “Principal Risks of the Fund” beginning on page 17 of this prospectus.

The Securities and Exchange Commission (the “SEC”) and state securities regulators have not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Price to public		Sales load		Proceeds to Fund[1]
Per Initial Class Share	$	[●]	$	[●]	$	[●]
Maximum Offering	$	[●]	$	[●]	$	[●]

1 Expenses of issuance and distribution include $[●] in registration fees, $[●] in estimated printing and engraving expenses, $[●] in estimated legal fees and $[●] in estimated accounting expenses.

Please read this prospectus carefully before deciding whether to invest and retain it for future reference. It sets forth concisely the information about the Fund that a prospective investor ought to know before investing in the Fund. The Fund has filed with the SEC a Statement of Additional Information dated [●] containing additional information about the Fund. The Statement of Additional Information is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. The Fund will also produce both annual and semi-annual reports that will contain important information about the Fund. Copies of the Statement of Additional Information and the Fund’s annual and semi-annual reports, when available, may be obtained upon request, without charge, by calling toll-free [●] or by writing to the Fund at 600 Steamboat Road, Greenwich, CT 06830. You may also call this toll-free telephone number to request other information about the Fund or to make shareholder inquiries. The Statement of Additional Information is, and the annual reports and the semi-annual reports will be, made available free of charge on the Fund’s website at cipher.tech. Information on, or accessible through, the Fund’s website is not a part of, and is not incorporated into, this prospectus. You may access reports and other information about the Fund on the EDGAR Database on the SEC’s internet site at https://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following email address: publicinfo@sec.gov. The table of contents for the Statement of Additional Information appears on page 41 of this prospectus.

The Fund’s Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not authorized anyone to provide you with inconsistent information. If anyone provides you with inconsistent information, you should not assume that the Fund has authorized or verified it. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. The Fund’s business, financial condition, results of operations, and prospects may have changed since that date.

Prospectus Summary

This is only a summary. This summary may not contain all of the information that you should consider before investing in Shares of the Fund. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information. In particular, you should carefully read the risks of investing in the Fund’s Shares, as discussed under “Principal Risks of the Fund.”

The Fund

Cipher Technologies Bitcoin Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company that continuously offers its shares (the “Shares”). The Fund is operated as an “interval fund” (as defined below). The Fund offers one class of Shares: Initial Class. An investment in the Fund may not be appropriate for all investors.

The Offering

The Fund’s Initial Class Shares are being offered initially at an offering price of $[●] per share. The Initial Class Shares are also subject to an initial sales charge of [●]. The minimum initial investment is $[●]. There is no minimum subsequent investment amount. The Shares are expected to be offered on a continuous basis thereafter at their net asset value (“NAV”) per share. Proceeds from the offering will be held by the Fund’s custodian.

Shares of the Fund are being offered initially through [●] (the “Distributor”) on a best efforts basis. For additional information regarding the Initial Class Shares, please see “Plan of Distribution— Initial Class Shares” in this prospectus. The Fund reserves the right to reject a purchase order for any reason. Shareholders will not have the right to redeem their Shares. However, as described below, in order to provide some liquidity to shareholders, the Fund will conduct periodic repurchase offers for a portion of its outstanding Shares.

Periodic Repurchase Offers

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, reduced by any applicable repurchase fee. Subject to applicable law and approval of the Board of Trustees of the Fund (the “Board”), for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, which is the minimum amount permitted. The Fund will make quarterly repurchase offers in the months of February, May, August, and November. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) will be sent to shareholders at least 21 calendar days before the repurchase request deadline (i.e., the date by which shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The Fund’s Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Accordingly, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and its shareholders to special risks. See “Principal Risks of the Fund — Repurchase Offers Risk.” The Fund may (but does not currently) impose a repurchase fee of [●]% to Shares that are accepted for repurchase, which repurchase fee is intended to reimburse the Fund for the costs of facilitating such repurchases.

Investment Objectives and Strategies

Investment Objectives

The Fund seeks to provide the total returns available to direct investors in bitcoins, less the operating expenses of the Fund, as a primary objective, and seeks current income as a secondary objective. No assurance can be given that the Fund’s investment objectives will be achieved, and you could lose all of your investment in the Fund.

Investment Strategies and Portfolio Contents

The Fund seeks to achieve its investment objectives by (i) investing substantially all of its assets in bitcoins traded on domestic and international bitcoin trading platforms and exchanges and traded in the over-the-counter (“OTC”) markets and (ii) subject to market availability and suitable liquidity, engaging in loans of portfolio bitcoins, writing covered calls on portfolio bitcoins, and utilizing bitcoin futures contracts. The Fund may also from time to time hold a portion of its portfolio in U.S. government securities, other high grade, short-term securities, shares of registered money market funds, and cash and/or cash equivalents in connection with its periodic repurchase obligations, as described below under “Periodic Repurchase Offers.”

As a matter of fundamental policy, the Fund invests, under normal circumstances, at least 80% of its total assets in a portfolio of bitcoins or futures or other derivatives providing similar economic exposure. The Fund may also, subject to market availability and suitable liquidity, loan its portfolio bitcoins and/or utilize derivative strategies involving the purchase or sale of futures contracts on bitcoins and the writing of covered call options on bitcoins, in each case to seek to generate current income for the Fund.

1

Bitcoin is a digital asset that is issued by and transmitted through the decentralized, open source protocol of a peer-to-peer network, which hosts a decentralized cryptographic database, or public transaction ledger (i.e., a blockchain), on which bitcoin and transactions in bitcoin are recorded. No single entity owns or operates the bitcoin network; the network infrastructure is collectively maintained by a decentralized user base (i.e., nodes). Bitcoin can be used as a medium of exchange for goods and services and can also be exchanged for other digital assets and for fiat currencies, such as the U.S. Dollar. The rates of exchange for other digital assets and for fiat currencies is determined by market forces on bitcoin trading platforms, which operate globally in a manner similar to securities exchanges, though such platforms generally are not currently regulated as exchanges. The network software source code includes the protocols that govern the creation of bitcoin and the cryptographic system that secures and verifies bitcoin transactions. The blockchain is a database record of every bitcoin, every bitcoin transaction (including the creation of new bitcoins (i.e., mining)), and every public bitcoin address associated with a quantity of bitcoins. Utilizing its protocols, the nodes on the network can determine the exact bitcoin balance, if any, of any public bitcoin address reflected on the blockchain as having taken part in a bitcoin transaction. A “private key” controls the transfer of bitcoin from its associated public bitcoin address. A “walleting function” is a collection of private keys and their associated public bitcoin addresses. The bitcoin blockchain is composed of a digital record, downloaded and stored, in whole or in part, on all of its nodes. This record includes all “blocks” that have been created (i.e., solved by miners) and is updated to include new blocks as they are solved. Each newly solved block refers back to and “connects” with the immediately preceding block using a complex mathematical process called cryptographic hashing, and the addition of each new block adds to the blockchain in a manner similar to a new link being added to a chain. Each new block added to the blockchain records outstanding bitcoin transactions, and those outstanding transactions are settled and validated through such recording. A combination of cryptography, game theory, and economics is utilized to incent the nodes to cooperate in the manner described above. As a result, the blockchain represents a complete, transparent, and immutable history of all bitcoin transactions on the network.

The Fund may also invest in U.S. government securities, other high grade, short-term securities, shares of registered money-market funds, and cash and/or cash equivalents to the extent necessary to satisfy its liquidity requirements under Rule 23c-3 of the Investment Company Act of 1940, as amended. To the extent consistent with such liquidity requirements, the Fund may invest without limit in illiquid investments.

Leverage

The Fund does not currently intend to issue preferred shares, borrow money, or issue debt securities to add leverage to its portfolio. However, the Fund may enter into transactions that include among others, futures contracts, options contracts, and loans of portfolio bitcoins, that may in certain circumstances give rise to a form of implicit leverage. To mitigate leverage risk, the Fund will ordinarily segregate liquid assets or otherwise cover its obligations under such transactions, in which case such transactions will not constitute “senior securities” for regulatory purposes or be subject to the Fund’s limitations on borrowings, as described in more detail below.

The Investment Company Act of 1940, as amended, including the rules and regulations thereunder (the “1940 Act”), generally prohibits the Fund from engaging in most forms of leverage (including the use of derivatives transactions and loans of portfolio securities, to the extent that these instruments are not covered as described below) unless immediately after the issuance of the leverage the Fund has satisfied the asset coverage test with respect to senior securities representing indebtedness prescribed by the 1940 Act; that is, the value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1/3% of the Fund’s total net assets, including assets attributable to such leverage). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Shares unless, at the time of such declaration, this asset coverage test is satisfied. The Fund may (but is not required to) cover its commitments under derivatives and similar instruments or arrangements by the segregation of liquid assets, by entering into offsetting transactions, or by owning positions covering its obligations. To the extent that the Fund maintains segregated assets or otherwise covers certain of these instruments, they will not be considered “senior securities” under the 1940 Act and therefore will not be subject to the 1940 Act 300% asset coverage requirement otherwise applicable to such forms of leverage.

The SEC has issued a proposed rule relating to a registered investment company’s use of derivatives and related instruments that, if adopted, could potentially require the Fund to observe more stringent asset coverage and related requirements than are currently imposed by the 1940 Act, which could adversely affect the Fund’s ability to generate current income.

Leveraging is a speculative technique and there are special risks and costs involved. Please see “Leverage,” “Principal Risks of the Fund—Leverage Risk,” and “Principal Risks of the Fund—Segregation and Coverage Risk” for additional information regarding leverage and related risks.

Investment Manager

Cipher Technologies Management LP (“Cipher” or the “Investment Manager”) serves as the Investment Manager for the Fund. Subject to the supervision of the Board, Cipher is responsible for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters. Gerald T. Banks, Jake Stolarski, and Vishal Shah are primarily responsible for the day-to-day management of the Fund.

Cipher is located at 600 Steamboat Road, Greenwich, CT 06830. Organized in 2018, Cipher provides investment management and advisory services to private investment funds focused on digital assets and digital assets derivative instruments. Cipher is majority owned, indirectly, by Gerald T. Banks. As of [●], Cipher had approximately $[●] in assets under management.

Distributions

The Fund may, but is not required to, make periodic dividend payments or other distributions to its shareholders. Such dividends or distributions

2

may be funded from net investment income, long- or short-term capital gains and/or sources that are unrelated to the Fund’s performance, such as from offering proceeds. Unless shareholders specify otherwise, any such dividends and distributions will be reinvested in Shares of the Fund in accordance with the Fund’s dividend reinvestment plan. Due to the expected composition of the Fund’s portfolio and the Fund’s status as an interval Fund, the Fund expects to realize capital gains primarily in connection with its regular repurchases of Shares, and expects that investment income earned with respect to portfolio holdings will be limited. See “Distributions” and “Dividend Reinvestment Plan.”

Distributor, Custodian, Administrator, and Transfer Agent

[●] will serve as the Fund’s principal underwriter and distributor. [●] will serve as custodian of the Fund’s assets. [●] will serve as the Fund’s administrator and provide certain fund accounting, administrative, and compliance services to the Investment Manager on behalf of the Fund. [●] will serve as the Fund’s transfer agent and dividend disbursement agent.

Unlisted Closed-End Fund Structure; Limited Liquidity

The Fund will not list its Shares for trading on any securities exchange. There is currently no secondary market for its Shares and the Fund does not expect any secondary market to develop for its Shares. Shareholders of the Fund are not able to have their Shares redeemed or otherwise sell their Shares on a daily basis because the Fund is an unlisted closed-end fund. In order to provide liquidity to shareholders, the Fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding Shares, as described herein. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Shares. Investors should consider their investment goals, time horizons, and risk tolerance before investing in the Fund.

Investor Suitability

An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance, and liquidity needs. An investment in the Fund should not be viewed as a complete investment program.

Principal Risks of the Fund

No Prior History

The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations and is designed for long-term investors and not as a trading vehicle.

Digital Assets Risk

Bitcoin is a type of digital asset. Digital assets come in different forms. A cryptocurrency, like bitcoin, is a peer-to-peer, decentralized, digital currency the implementation of which relies on the principles of cryptography to validate the transactions and generation of the currency itself. A network (or utility) token relies on a network protocol with similar principles to a cryptocurrency, but also purports to serve functions other than the storage of value. The creation and use of digital assets is not currently subject to a fully-developed set of legal or regulatory requirements, and trading in digital assets is subject to high levels of volatility and the potential for market abuse. Digital assets exist entirely in electronic form, as entries in decentralized (or “distributed”) digital ledgers. The ledgers themselves, as well as the private encryption keys used to access digital asset balances, are held on hardware (which can be physically controlled by the holder or by a third party) or via software programs on third-party servers, and as such are susceptible to all of the risks inherent in holding any electronic data, such as power failure, data corruption, security breach, communication failure, and user error, among others. Accordingly, digital assets are subject to theft, destruction, or loss of value from hackers, corruption, or technology-specific factors such as viruses that do not affect traditional currency, which is underwritten by central banks and monetary authorities.

Transactions in digital assets are recorded and authenticated not by a central repository, but by a peer-to-peer network. While decentralization avoids certain common threats to computer networks (e.g., denial of service attacks), the use of a peer-to-peer system relies on participants in the network having greater numbers and computing power than coordinated attackers. This authentication strategy necessitates investment in substantial amounts of computing power, which in turn increases the burdens on participants in the network to stay ahead of attackers. If and as the popularity of bitcoin increases, the burdens on participants in the network (which are defrayed by transaction costs) can be expected to increase, which may reduce the value of bitcoins held by the Fund.

Transactions in digital assets also provide a high degree of anonymity, making them susceptible to misuse for criminal activities, such as money laundering. This misuse, or the perception of such misuse (even if untrue) could lead law enforcement agencies to close digital asset exchange platforms or other digital asset-related infrastructure with little or no notice and prevent users (such as the Fund) from accessing or retrieving digital assets held via such platforms or infrastructure.

3

Investing in digital assets, or in instruments the value of which are derived from or based on digital assets, is highly speculative and subject to numerous risks described in more detail below.

Market Uncertainty

Digital assets are part of a new and rapidly evolving industry the growth of which is highly uncertain. Factors that may affect the further development of the industry include, among others, (i) government and quasi-government regulation of digital assets and their use, or restrictions on, or regulation of access to, and operation of, related trading systems; (ii) continued worldwide growth in the adoption and use of digital assets; (iii) the maintenance and development of the open-source software protocol of the digital asset networks; (iv) changes in consumer demographics and public preferences, including negative consumer or public perception of digital assets; (v) the availability and popularity of other forms or methods of buying and selling goods and services, including new means of using fiat currencies; (vi) the use of the networks supporting digital assets for developing smart contracts and distributed applications; and (vii) general economic conditions.

A significant portion of the demand for digital assets is generated by speculators and investors seeking to profit from the short- or long-term holding of such digital assets. A decline in the popularity or acceptance of digital assets could adversely affect the value of the Fund’s investments and, by extension, the Fund’s investment performance.

Legal Uncertainty

The legal status of digital assets, as well as related intermediaries, trading platforms, and other service providers, is unclear. It may be illegal, now or in the future, to own, hold, sell, or use digital assets in one or more countries, including the United States. New legal and regulatory regimes have been and may continue to be developed for digital assets globally, and such regimes may change suddenly. The uncertainties regarding legal and regulatory requirements relating to digital assets and transactions in or relating to digital assets, as well as potential accounting, tax, and other issues, could have a significant negative effect on the future marketability and value of the Fund’s investments and, by extension, the Fund itself.

CFTC, SEC, FinCEN, and State Regulation

Current and future legislation, CFTC and SEC regulation, and other regulatory developments may affect the treatment of the Fund’s investments for classification and clearing purposes. In particular, the Fund’s status as a registered investment company is contingent on bitcoin’s inclusion in the definition of “security” for purposes of the 1940 Act, but future SEC rulemaking, legislative action, or court decisions could cause bitcoin to be excluded from such definition. Congress and the SEC may determine that bitcoin is or is not a “security” for purposes of other U.S. federal securities laws, and such determinations may affect the market for bitcoin. The CFTC may determine certain transactions in digital assets to be futures contracts (which include options thereon) required to be traded on a regulated exchange and cleared through a clearinghouse, or swaps subject to margin and reporting requirements. The CFTC may also take other actions with respect to derivative instruments on digital assets that are determined to be commodities. Neither the Fund nor the Investment Manager can anticipate future regulatory developments with certainty or anticipate with certainty how any such developments will affect the treatment of the Fund’s investments.

The SEC has recently communicated that it is actively reviewing the digital assets markets with a focus on enforcing existing regulations. Specifically, the SEC has confirmed that, under current law, whether a specific digital asset, during its initial coin offering and/or thereafter, will be treated as a security is a case-by-case, fact-specific determination, subject to analysis under existing case law and SEC interpretive guidance. Moreover, the SEC has warned that all federal requirements relating to the offer and sale of securities still apply (to the extent a specific digital asset is determined to be a security), regardless of whether the issuer is decentralized or autonomous and regardless of whether the digital assets are purchased using digital assets or through digital (including distributed ledger) channels.

The CFTC has determined that bitcoin falls within the definition of a “commodity” under the Commodity Exchange Act of 1936, as amended, and at least one U.S. federal court has affirmed this determination and the CFTC’s jurisdiction over spot market transactions in digital assets with respect to fraud and anti-manipulation authority. To the extent that certain digital assets themselves are deemed to be futures, swaps, or retail foreign exchange contracts pursuant to subsequent rulemaking by the CFTC, the Fund may be required to comply with additional regulations under the Commodity Exchange Act.

Additionally, other regulators, such as the U.S. Financial Crimes Enforcement Network (“FinCEN”), a bureau of the U.S. Department of the Treasury tasked with combatting money laundering and illicit use of the financial system, have recently taken actions in the digital asset space. As a result, at least one digital asset exchange (BTC-e) was fined and subsequently shut down. If FinCEN takes action against other exchanges, whether or not those exchanges are utilized by the Fund, such action may result in the digital assets markets becoming less liquid and may reduce or eliminate the value of the Fund’s investments. Investments held by the Fund on an exchange against which action is taken may also be lost temporarily or permanently. Furthermore, it is possible that regulators such as FinCEN may seek to limit or prohibit the issuance, transmission, or trade of digital assets in general, or subject such transactions to significant regulatory burdens designed to reduce money laundering or other illicit uses, which could adversely affect the value of the Fund’s investments.

At the state level, the New York State Department of Financial Services (the “NYDFS”) finalized a rule in 2015 that requires most businesses involved in digital asset business activity for third parties in or involving New York, excluding merchants and consumers, to apply for a license, commonly known as a “BitLicense,” from the NYDFS and to comply with certain anti-money laundering, cybersecurity, consumer protection, and financial and reporting requirements, among others. As an alternative to the BitLicense in New York, firms can apply for a charter to become a

4

limited purpose trust company qualified to engage in digital asset business activity. Other states have considered similar regimes and have issued statutes, regulations, and/or guidance indicating that certain digital asset business activities constitute money transmitting services requiring licensure. Inconsistent approaches to applying money transmitting licensure requirements to certain businesses may make it more difficult for those businesses to provide services, which may affect consumer adoption of digital assets and their prices. To address these issues, the Uniform Law Commission promulgated a model law in July 2017, the “Uniform Regulation of Virtual Currency Businesses Act,” which has many similarities to the BitLicense regime and features a multistate reciprocity licensure feature, wherein a business licensed in one state could apply for accelerated licensure procedures in other states. It is unclear how many states, if any, will ultimately adopt some or all of the model legislation.

No FDIC or SIPC Protection

Digital assets held by the Fund are not subject to Federal Deposit Insurance Corporation (“FDIC”) or Securities Investor Protection Corporation (“SIPC”) protections. The Fund is not a banking institution or otherwise a member of the FDIC or SIPC and, therefore, the digital assets held by the Fund are not subject to the protections enjoyed by depositors with FDIC or SIPC member institutions.

Lack of Regulation of Exchanges

Most exchange platforms on which digital assets are traded are not subject to the same restrictions or governmental supervision as regulated exchanges, which may create opportunities for other traders to abuse the platforms through fraudulent or manipulative schemes. To the extent that digital asset exchanges representing a substantial portion of the volume of digital asset trading are involved in fraud or experience security failures or other operational issues, such failures may result in a reduction in the value of such digital assets and could adversely affect the Fund’s performance regardless of whether the Fund uses such exchanges.

Over the past several years, many digital asset exchanges have been closed due to fraud, failure, security breaches, or some combination of the foregoing. For example, in 2014, the largest bitcoin exchange at the time, Mt. Gox, filed for bankruptcy protection in Japan amid reports the exchange lost up to 850,000 bitcoins, valued then at more than $450 million. In many of these instances, the customers of such digital asset exchanges were not compensated or made whole for the partial or complete losses of their account balances in such digital asset exchanges. While smaller digital asset exchanges are less likely to have the infrastructure and capitalization that make larger digital asset exchanges more stable, larger digital asset exchanges are more likely to be appealing targets for hackers, “malware” (i.e., software used or programmed by attackers to disrupt computer operation, gather sensitive information, or gain access to private computer systems), or other nefarious actors and/or actions.

Regulation of digital asset exchanges in the future may raise transaction costs, potentially offsetting or eliminating many of the key benefits of digital assets. Lack of international coordination raises the risk of an uneven global regulatory landscape. The development of the market for digital assets globally is in relative limbo currently due to regulatory uncertainty. Because of this regulatory uncertainty, payment services incorporating digital assets are available only at the margins in the retail sector. Adoption of digital asset-enabled payment channels is likely to increase if the digital assets are recognized as currency (or some type of commodity or other regulated asset) and regulated as such.

Limited Use in the Marketplace

Currently, there is relatively limited use of cryptocurrencies and other digital assets in the retail and commercial marketplace in comparison to use as a store of value, which contributes to price volatility that can often be significant. Cryptocurrencies have only recently become selectively accepted as a means of payment for goods and services by retail and commercial outlets, and use of digital currency by consumers to pay such retail and commercial outlets remains limited. Banks and other established financial institutions may refuse to process fiat currencies for digital currency transactions; to process wire transfers to or from digital currency exchanges, digital currency-related companies, or service providers; or to maintain accounts for persons or entities transacting in digital currencies. Conversely, a significant portion of digital currency demand is generated by investors seeking a long-term store of value or speculators seeking to profit from the short- or long-term holding of the asset. Market capitalization for a digital currency as a medium of exchange and payment method may always be low. There can be no assurance that acceptance of digital currencies will grow, or not decline, in the future. A lack of expansion by digital currency into retail and commercial markets, or a contraction of such use, may result in increased volatility or a reduction in the value of the currency, either of which, in certain circumstances, could adversely affect the Fund.

Risks Relating to Availability of Banking Services

Banks may not provide banking services, or may cut off banking services, to businesses that provide digital currency-related services or that accept digital currencies as payment, which could damage the public perception of digital currencies and the utility of digital currencies as a payment method and could decrease the price of digital currencies and adversely affect the Fund’s investment portfolio. Many companies that provide digital currency-related services have been unable to find banks that are willing to provide bank accounts and banking services. Similarly, several such companies have had their existing bank accounts closed by their banks. Banks may refuse to provide bank accounts and other banking services to digital currency-related companies or companies that accept digital currencies as payment for several reasons, such as perceived compliance risks or costs. The difficulty that many businesses that provide digital currency-related services have and may continue to have in finding banks willing to provide them with bank accounts and other banking services may decrease the usefulness of digital currencies as a payment system and harm public perception of digital currencies or decrease their usefulness. Similarly, the usefulness of digital currencies as a payment system and the public perception of digital currencies could be damaged if banks were to close the accounts of many or of a few key businesses providing digital currency-related services. This could decrease the value of bitcoin held by the Fund.

5

Scalability Risks

Digital assets face significant scaling obstacles that can lead to high fees or slow transaction settlement times and attempts to increase the volume of transactions may not be effective. Many digital asset networks face significant scaling challenges. For several years, participants in the bitcoin ecosystem debated potential approaches to increasing the average number of transactions per second that the bitcoin network could handle. As of August 2017, bitcoin was upgraded with a technical feature known as “segregated witness” that, among other things, was predicted to potentially double the transactions per second that can be handled on-chain. More importantly, segregated witness also enables so-called second-layer solutions, such as lightning or payment channels, that allow potentially unlimited transaction throughput (i.e., millions to billions of transactions per second). To date, however, wallets and intermediaries that support segregated witness or lightning-like technology have limited (if any) material adoption. Additionally, lightning has not yet seen significant use and there are open questions about lightning services, such as the cost and who will serve as lightning intermediaries.

Certain digital currencies, like Bitcoin Cash or Ethereum, also have implemented other mechanisms or are researching mechanisms thought to increase scale, such as increasing the allowable sizes of blocks, and therefore the number of transactions per block, and “sharding,” which would not require every single transaction to be included in every single miner’s or validator’s block.

As the use of digital asset networks increases without a corresponding increase in throughput of the networks, average fees and settlement times can increase significantly. Bitcoin’s network, for example, has occasionally been at capacity, which has led to very high transaction fees. Increased fees and decreased settlement speeds could preclude certain uses of digital currencies (e.g., micropayments), and can reduce demand for and the price of digital currencies, which could adversely affect an investment in or relating to those currencies. There is no guarantee that any of the mechanisms in place or being explored for increasing the scale of settlement of digital currency transactions will be effective, or how long they will take to become effective, which could adversely affect an investment in or relating to those currencies, including bitcoin.

Irrevocability of Transactions

Digital asset transactions are irrevocable and stolen or incorrectly transferred digital assets may be irretrievable. As a result, any incorrectly executed digital asset transactions could adversely affect an investment. Digital asset transactions are not, from an administrative perspective, reversible without the consent and active participation of the recipient of the transaction or, in theory, control or consent of a majority of the aggregate hash rate on the respective digital asset network. Once a transaction has been verified and recorded in a block that is added to the blockchain, an incorrect transfer of the digital asset or a theft of the digital asset generally will not be reversible, and the Fund may not be capable of seeking compensation for any such transfer or theft. It is possible that, through computer or human error, or through theft or criminal action, the Fund’s digital assets could be transferred from custody accounts in incorrect quantities or to unauthorized third parties. To the extent that the Fund is unable to seek a corrective transaction with such third party or is incapable of identifying the third party that has received the digital assets through error or theft, the Fund will be unable to revert or otherwise recover incorrectly transferred digital assets. To the extent that the Fund is unable to seek redress for such error or theft, such loss could adversely affect the Fund.

Risks of Flawed or Ineffective Source Code

If the source code or cryptography underlying bitcoin proves to be flawed or ineffective, malicious actors may be able to steal the Fund’s bitcoins. In the past, flaws in the source code of digital assets have been exposed and exploited. Several errors and defects have been publicly found and corrected, including those that disabled some functionality for users and exposed users’ personal information. Discovery of flaws in, or exploitations of, the source code that allow malicious actors to take or create additional digital assets in contravention of known network rules have occurred. In addition, the cryptography underlying a digital asset could prove to be flawed or ineffective, or developments in mathematics or technology, including advances in digital computing, algebraic geometry, and quantum computing, could result in such cryptography becoming ineffective. In any of these circumstances, a malicious actor may be able to steal the Fund’s bitcoins, which would adversely affect the Fund. Even if the Fund did not hold an affected digital asset, any reduction in confidence in the source code or cryptography underlying digital assets generally could negatively affect the demand for any digital asset, including bitcoin, and therefore adversely affect the Fund.

Risks of Control by Malicious Actors or Botnets

If a malicious actor or botnet (i.e., a volunteer or hacked collection of computers controlled by networked software coordinating the actions of the computers) obtains control of more than 50% of the processing power on a digital asset network, such actor or botnet could manipulate the underlying blockchain to adversely affect the Fund’s investments or the ability of the Fund to operate. If a malicious actor or botnet obtains a majority of the processing power dedicated to mining on a digital asset network, it may be able to alter the blockchain on which the network and most transactions rely by constructing fraudulent blocks or preventing certain transactions from completing in a timely manner, or at all. The malicious actor or botnet could control, exclude, or modify the ordering of transactions. However, the malicious actor or botnet generally could not generate new digital asset units or transactions using such control. The malicious actor could, however, “double-spend” its own digital asset units (i.e., spend the same units in more than one transaction) and prevent the confirmation of other users’ transactions for so long as it maintained control. To the extent that such malicious actor or botnet did not yield its control of the processing power on the digital asset network or the network community did not reject the fraudulent blocks as malicious, reversing any changes made to the blockchain may not be possible.

6

Although there are no known reports of malicious activity or control of a blockchain that have been achieved through controlling more than 50% of the processing power on the network, it is believed that certain mining pools may have exceeded the 50% threshold on the bitcoin network. The possible crossing of the 50% threshold generates an enhanced risk that a single mining pool could exert authority over the validation of bitcoin transactions. To the extent that a digital asset ecosystem, including core developers and the administrators of mining pools, does not act to ensure greater decentralization of mining processing power, the feasibility of a malicious actor obtaining control of the processing power on the network will increase, which may adversely affect the Fund.

Risk of a Blockchain “Fork”

A temporary or permanent blockchain “fork” could adversely affect an investment in a digital asset. Some digital assets, including bitcoin, are open source, meaning that any user can download the software, modify it and then propose that the users and miners of the currency adopt the modification. When a modification is introduced and a substantial majority of users and miners consent to the modification, the change is implemented, and the network remains uninterrupted. However, if less than a substantial majority of users and miners consent to the proposed modification, and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a “fork” of the network, with one prong running the pre-modified software and the other running the modified software. The effect of such a fork would be the existence of two versions of the digital asset running in parallel, yet lacking interchangeability.

Forks may occur after a significant security breach. In June of 2016, a smart contract using the Ethereum network was hacked, which resulted in most participants in the Ethereum ecosystem electing to adopt a “hard fork” that effectively reversed the hack. However, a minority of users continued to develop the old blockchain, now referred to as “Ethereum Classic” with the digital currency on that blockchain now referred to as Classic Ether, or ETC. Classic Ether remains traded on several digital currency exchanges. Additionally, a fork could be introduced by an unintentional, unanticipated software flaw in the multiple versions of otherwise compatible software users run. Such a fork could adversely affect the digital asset’s viability. It is possible, however, that a substantial number of users and miners could adopt an incompatible version of the digital asset while resisting community-led efforts to merge the two chains. This would result in a permanent fork, as in the case of Ether and Classic Ether. If a permanent fork in the bitcoin blockchain were to occur, then the Fund could hold amounts of both the original digital asset and the new alternative digital asset. Furthermore, a hard fork can introduce new security risks.

For example, when the Ether/Classic Ether split occurred in July 2016, replay attacks in which transactions from one network were rebroadcast to nefarious effect on the other network, plagued Ethereum exchanges through at least October 2016. An Ethereum exchange announced in July 2016 that it had lost 40,000 Classic Ether, which was worth about $100,000 at that time, because of replay attacks. Another possible result of a hard fork is an inherent decrease in the level of security. After a hard fork, it may become easier for an individual miner or mining pool’s hashing power to exceed 50% of the processing power of the digital asset network, thereby making digital assets that rely on proof of work more susceptible to attack.

Throughout 2017, bitcoin forked into two additional currencies—Bitcoin Cash and Bitcoin Gold. In 2017, bitcoin seemed poised for yet another contentious hard fork, sometimes referred to as “segwit2x” or “B2X,” due to a compromise scaling agreement referred to as the “New York Agreement” reached in May 2017 to pursue an upgrade to bitcoin by many bitcoin companies including miners, exchanges, traders, and custodians. Since the creation of Bitcoin Cash, many in the bitcoin community have argued that some of the changes to bitcoin outlined in the New York Agreement are no longer necessary. While the proposal has since been called off, this fundamental disagreement may yet lead to a hard fork if a significant group of miners enacts similar scaling changes while other miners do not. A further hard fork of bitcoin could affect demand for bitcoin or other digital assets and could adversely affect the Fund.

Additionally, it may be unclear following a fork which fork represents the original asset and which is the new asset. Different metrics adopted by industry participants to determine which is the original asset include: wishes of the core developers of a digital asset, the blockchain with the greatest amount of hashing power contributed by miners or validators, or the blockchain with the longest chain. To the extent that the Investment Manager must decide which fork is a continuation of an original asset and which is a new asset, the Investment Manager will not look to any one factor as being dispositive and instead will seek to determine which asset is generally accepted as being the continuation of the original asset by looking at a number of factors, including those listed above, the actions of market participants, discussions on relevant forums, and the relevant spot and futures prices (if any) of the assets, among other factors. A fork in the bitcoin network could adversely affect the Fund.

Inability to Realize Benefits of Hard Forks or “Air Drops”

The Fund may not be able to realize the economic benefit of a hard fork or “air drop,” either immediately or ever, which could adversely affect the Fund. If the Fund holds bitcoin at the time of a hard fork into two digital assets, it would be expected to hold an equivalent amount of the old and new assets following the hard fork. However, the Fund may not be able, or it may not be practical, to secure or realize the economic benefit of the new digital asset for various reasons. For instance, a custodian or security service provider may not agree to provide the Fund access to the new digital asset. In addition, the Fund may determine that there is no safe or practical way to custody the new digital asset, or that trying to do so may pose an unacceptable risk to the Fund’s holdings of the old digital asset, or that the costs of taking possession or maintaining ownership of the new digital asset exceed the benefits of owning the new digital asset.

Additionally, laws, regulation, or other factors may prevent the Fund from benefitting from the new digital asset even if there is a safe and practical way to custody and secure the new digital asset. For example, it may be illegal for the Fund to sell the new digital asset, or there may not be a suitable market into which the Fund can sell the new digital asset (either immediately after the fork or ever). In addition, bitcoin may become

7

subject to a similar occurrence known as an “air drop.” In an air drop, the promoters of a new digital asset announce to holders of another digital asset that they will be entitled to claim a certain amount of the new digital asset for free. For example, in March 2017 the promoters of Stellar Lumens announced that anyone that owned bitcoin as of June 26, 2017 could claim, until August 27, 2017, a certain amount of Stellar Lumens. For the same reasons as described above with respect to hard forks, the Fund may or may not choose, or be able, to participate in an air drop, or may or may not be able to realize the economic benefits of holding the new digital asset. Any inability to recognize the economic benefit of a hard fork or an air drop could adversely affect the Fund’s investment.

Custody of Fund Assets

The Fund’s bitcoins are custodied by generating and maintaining the private keys that control their movement. The Investment Manager intends to maintain the Fund’s digital asset private keys with the Custodian, an unrelated third party that is qualified to act as custodian with respect to Fund assets under applicable securities laws. There can be no assurance that the Custodian’s security systems will not be compromised by hacking, malware, or other security threats, and any penetration of the Custodian’s security systems may adversely affect the Fund and result in a total or partial loss of capital.

Risk of Loss of Private Key

Digital assets are controllable only by the possessor of unique private keys relating to the addresses in which the digital assets are held. The theft, loss, or destruction of a private key required to access a digital asset is irreversible, and such private key most likely would not be capable of being restored. Any loss of private keys relating to digital wallets used to store the Fund’s digital assets could result in the loss of the digital assets and an investor in the Fund could incur substantial, or even total, loss of capital as a result.

Risks of Open-Source Structure

The open-source structure of many of the digital asset network protocols means that certain core developers and other contributors may not be directly compensated for their contributions in maintaining and developing the network protocol. A failure to properly monitor and upgrade network protocol could damage the relevant digital networks. Certain digital networks operate based on open-source protocols maintained by the groups of core developers. As these network protocols are not sold and their use does not generate revenues for development teams, core developers may not be directly compensated for maintaining and updating the network protocols. Consequently, developers may lack a financial incentive to maintain or develop the network, and the core developers may lack the resources to adequately address emerging issues with the networks. There can be no guarantee that developer support will continue or be sufficient in the future. Additionally, some developers are funded by companies whose interests may be at odds with other participants in the network or with investors’ interests. To the extent that material issues arise with certain digital network protocols and the core developers and open source contributors are unable or unwilling to address the issues adequately or in a timely manner, the Fund may be adversely affected.

Governance Risks

Lack of clarity in the governance of many digital asset systems may lead to ineffective decision-making that slows development or prevents a network from overcoming important obstacles. Governance of many digital asset systems is by voluntary consensus and open competition.

Bitcoin, for example, has no central decision-making body or clear way participants can come to an agreement other than through overwhelming consensus. The lack of clarity on governance may adversely affect bitcoin’s utility and ability to grow and overcome problems, especially of a long-term nature. For example, a seemingly simple, technical issue divided the bitcoin community: whether to increase the block size of the blockchain or implement “segregated witness” to increase the scalability of bitcoin. Because the resolution of the scaling issue has taken several years, some have referred to a “governance crisis” at decentralized digital assets. To the extent lack of clarity in corporate governance of digital asset systems leads to ineffective decision-making that slows development and growth, the Fund may be adversely affected.

Risks Related to Insufficient Mining Incentives

With respect to digital assets, like bitcoin, that are developed through mining, if the award of new units of the digital asset for solving blocks and transaction fees for recording transactions are not sufficiently high to incentivize mining, miners may cease expending processing power to solve blocks and confirmations of transactions on the blockchain could be slowed temporarily. A reduction in the processing power expended by miners on digital asset networks could increase the likelihood of a malicious actor or botnet obtaining control.

Miners generate revenue from both newly created bitcoins, known as the “block reward,” as well as from fees taken upon verifying transactions. If the aggregate revenue from transaction fees and the block reward is below mining costs, the miner may cease operations. If the award of new units of digital assets such as bitcoin for solving blocks declines or the difficulty of solving blocks increases, and transaction fees voluntarily paid by participants are not sufficiently high, miners may not have an adequate incentive to continue mining and may cease their mining operations. For instance, the current fixed reward for solving a new block on the bitcoin network is twelve and a half bitcoins per block, which decreased from twenty-five bitcoins per block in July 2016. The fixed reward is estimated to halve again in or around May 2020. This reduction may result in a reduction in the aggregate hashrate of the bitcoin network as the incentive for miners decreases. Miners ceasing operations would reduce the collective processing power on the network, which would adversely affect the confirmation process for transactions (i.e., decreasing the speed at which blocks are added to the blockchain until the next scheduled adjustment in difficulty for block solutions) and make digital asset networks

8

more vulnerable to a malicious actor or botnet obtaining control in excess of 50% of the processing power, which would allow such actor or botnet to manipulate the blockchain and hinder transactions. Any reduction in confidence in the confirmation process or processing power of a digital asset network may adversely affect the Fund.

Risks of Exclusion of Transactions

To the extent that any miners exclude some or all transactions on a digital asset network such as the bitcoin network, significant increases in fees and widespread delays in the recording of transactions could result, thus causing a loss of confidence on the relevant digital networks and having an ultimate adverse effect on the Fund. To the extent that any miners solve blocks that exclude some or all transactions that have been transmitted to the network, such transactions will not be recorded on the respective blockchain until another miner solves a block that incorporates those transactions. Certain technologies are suspected to enhance speed and reduce electricity use of mining while reducing the number of transactions that are included in mined blocks on the bitcoin network. To the extent that more blocks are mined without transactions (or including fewer transactions), transactions will settle more slowly, fees will increase and confidence in the digital network could diminish, all of which could adversely affect the Fund.

Risks of Collusion of Miners

Miners could act in collusion to raise transaction fees, which may adversely affect the usage of digital asset networks. Miners, functioning in their transaction confirmation capacity, collect fees for each transaction they confirm. Miners validate unconfirmed transactions by adding previously unconfirmed transactions to new blocks in the blockchain. Miners are not forced to confirm any specific transaction, but they are economically incentivized to confirm valid transactions as a means of collecting fees. Miners have historically accepted relatively low transaction confirmation fees. However, if miners decide instead to collude in an anticompetitive manner to reject low transaction fees, then digital asset users could be forced to pay higher fees, thus reducing the attractiveness of the digital asset network. Mining is a global process and it may be difficult for authorities to apply antitrust regulations across multiple jurisdictions. Any collusion among miners may adversely affect the attractiveness of digital asset networks and may adversely affect the Fund.

Risks of Intellectual Property Rights Claims

Intellectual property rights claims may adversely affect the operation of digital asset networks. Third parties may assert intellectual property claims relating to the holding and transfer of digital assets and their source code. Regardless of the merit of any intellectual property or other legal action, any threatened action that reduces confidence in long-term viability or the ability of end-users to hold and transfer the currency may adversely affect the Fund. Additionally, a meritorious intellectual property claim could prevent the Fund and other end-users from accessing, holding, or transferring their digital assets, which could force the liquidation of the Fund’s holdings of a digital asset like bitcoin (if such liquidation is possible). As a result, an intellectual property claim against the Fund or other large digital asset participants could adversely affect the Fund.

Digital Currency Derivatives Markets

Regulated derivatives markets for digital assets in the United States are developing as registered swap execution facilities and futures exchanges regulated by the CFTC begin to offer listed derivative contracts on bitcoin. Several CFTC-registered swap execution facilities offer trading in digital currency swaps and the Chicago Mercantile Exchange, which is a registered futures exchanges, offers futures on digital currencies. There is, however, no assurance that any digital asset derivatives contracts will be brought to market, that listed derivatives contracts available in the U.S. will be maintained or newly created for bitcoin, or that trading in contracts that are offered will be liquid or at beneficial prices to the Fund. Currently, there is very limited price history for existing contracts, which limits the ability of the Investment Manager to rely upon a data set that otherwise would be relevant to its trading decisions for digital assets. Moreover, there is no fundamental market supply and demand affecting digital assets derivatives. Rather, the underlying spot market is predominantly composed of speculative traders. The margin rates set by brokers and clearinghouses for bitcoin futures are significantly higher than for other futures contracts due to the novelty and volatility of the underlying bitcoin spot market. Many futures clearing brokers do not currently allow customers to trade bitcoin futures. If one of the Fund’s futures clearing brokers were to impose restrictions on or prohibit the Fund from trading bitcoin derivatives, that could adversely affect the Fund’s ability to generate current income.

Additionally, digital currency “forks” or other similar events may pose significant challenges for derivatives exchanges or other markets to address. See “Risk of a Blockchain ‘Fork,’” above. The existence of regulated markets that offer trading in digital asset derivatives, the volume of transactions on those markets, and the nature and sophistication of participants may adversely affect the Fund’s ability to take advantage of opportunities in the derivatives markets. Markets in digital asset derivatives could also affect prices, liquidity, and other aspects of digital asset cash markets and other related markets. Digital asset derivative markets could facilitate larger volumes of short positions in digital assets than what may be possible in the cash market alone. Thus, trading in digital asset derivatives could be used by market participants to accumulate short positions in bitcoin, which could reduce the price of bitcoin. This type of trading activity could negatively affect the Fund’s investments.

Price Volatility Risk

The performance of the Fund’s investments, and thus the performance of the Fund, relates directly to the value of the bitcoins held by the Fund, and fluctuations in their price could adversely affect such performance. Several factors may affect the price of bitcoin, including, but not limited to (i) the total quantity of bitcoin in existence; (ii) the global demand for bitcoin; (iii) the global supply of bitcoin; (iv) investors’ expectations with

9

respect to the rate of inflation of fiat currencies; (v) investors’ expectations with respect to the rate of deflation of digital assets, including bitcoin; (vi) interest rates; (vii) currency exchange rates, including the rates at which digital assets like bitcoin may be exchanged for fiat currencies; (viii) fiat currency redemption and deposit policies of the digital asset exchanges and liquidity on such exchanges; (ix) interruptions in service from or failures of the digital asset exchanges (interruptions or failures at other digital asset exchanges may also have an effect affect); (x) theft, or news of such theft, of digital assets from individuals or retail and service providers, including companies that buy, sell, process payments with, or store digital assets; (xi) investment and trading activities of large investors, including private and registered funds, that may directly or indirectly invest in digital assets; (xii) trades of a significant size in comparison to the overall trading in the market for digital assets over a short time period; (xiii) “spoofing” or other manipulative tactics employed by participants on the exchange platform; (xiv) monetary policies of governments, trade restrictions, currency devaluations, and revaluations; (xv) regulatory measures, if any, that restrict the use of digital assets as a form of payment or the purchase of digital assets; (xvi) the maintenance and development of the open-source software protocol of digital asset networks; (xvii) increased competition from other forms of digital assets or means of payments in which the Fund does not invest; (xviii) global or regional political, economic, or financial events and situations; (xix) expectations among cryptocurrency economy participants that the value of certain digital assets will soon change; and (xx) fees, including miners’ and staking fees, associated with processing digital asset transactions.

Risks Associated with Cryptocurrency Exchanges

In addition to the regulatory issues described above, other risks exist with respect to the Fund buying and selling bitcoins through an exchange. Upon the sale of cryptocurrency assets on an exchange, cash proceeds may not be received from the exchange for several business days. Participation in exchanges requires users to take on credit risk by transferring digital assets from a personal account to a third-party’s account. The Fund will take on the credit risk of any exchange upon which it transacts in bitcoins.

Digital assets exchanges may impose daily, weekly, monthly, or customer-specific transaction or distribution limits or suspend redemptions entirely, rendering the exchange of digital assets for fiat currency difficult or impossible. Additionally, digital asset prices and valuations on digital assets exchanges have been volatile and subject to influence by many factors including the levels of liquidity on exchanges and operational interruptions and disruptions. The prices and valuation of digital assets remain subject to any volatility experienced by digital assets exchanges, and any such volatility can in certain circumstances adversely affect the Fund.

The Fund may trade on a limited number of exchanges either because of actual or perceived counterparty or other risks related to a particular exchange. Trading on a limited number of exchanges may result in less favorable prices and decreased liquidity for the Fund and, particularly in times of high price volatility, therefore could have an adverse effect on the value of the Fund’s investments. Digital assets exchanges generally operate outside of the United States, which could cause the Fund difficulty in successfully pursuing claims in the courts of non-U.S. countries or enforcing in the courts of such countries a judgment obtained by the Fund in another country. In general, certain less developed countries lack fully developed legal systems and bodies of commercial law and practices normally found in countries with more developed market economies. These legal and regulatory risks may adversely affect the Fund and its operations and investments.

Risks Associated with Selling Cryptocurrency Through Over-the-Counter Transactions

OTC markets for digital assets are subject to a maturing and still-uncertain set of regulations at the federal, state, and international level. By purchasing or selling digital assets through cryptocurrency dealers, brokers, and exchanges, the Fund may become subject to regulation governing currency transactions, as well as regulations governing the purchase and sale of securities and commodities, and may be subject to taxation in manners that are still unclear. When purchasing digital assets through OTC markets, the Fund may be subject to risk based on the identity of the transaction counterparty (either a cryptocurrency dealer, a third party, or another entity) and the provenance of the digital assets being purchased. When selling digital assets through OTC markets, the Fund may be subject to risk based on the identity of the transaction counterparty (either a cryptocurrency dealer, a third party, or another entity) and the subsequent use of the digital assets by the purchasing entity. These risks include, but are not limited to, the Fund being considered a money services business under the Bank Secrecy Act, the Fund being considered a seller of securities or certain types of regulated commodities contracts, and the re-characterization of profits, and reallocation of associated tax obligations, between the Fund and the OTC dealer and their owners by the U.S. Internal Revenue Service (the “IRS”). The nature of cryptocurrency means that any technological difficulties experienced by an OTC dealer may prevent the access, use, sale, or other transaction of the digital assets. Some cryptocurrency transactions will be deemed to be made when recorded on a public ledger, which is not necessarily the date or time that the customer initiates the transaction. Some OTC dealers may have insufficient counterparties for the Fund to accomplish a desired transaction in the digital assets (by purchasing from or selling to the OTC dealer, which in turn transacts with the relevant counterparties) at the time or price at which the Investment Manager desires.

Repurchase Offers Risk

The Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, will conduct quarterly repurchase offers for the Fund’s outstanding Shares at NAV, subject to approval of the Board. Repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or require the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. The Fund may incur tax liabilities as a result of sales of digital assets made in connection with any repurchase offer. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. If the Fund employs investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. Also, if the Fund borrows to finance repurchases, interest on that borrowing will negatively

10

affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. If a repurchase offer is oversubscribed, the Board may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding Shares as of the date of the Repurchase Request Deadline. In the event that the Board determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding Shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. Consequently, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Shares is determined. In addition, the repurchase of Shares by the Fund will generally be a taxable event to shareholders, which may potentially include even shareholders who do not tender any Shares in such repurchase.

Management Risk

Although the Fund principally employs a passive investment strategy of investing in bitcoins, the Fund is subject to management risk when (i) the Investment Manager attempts to generate current income by engaging in loans of portfolio bitcoins, writing covered calls on portfolio bitcoins, or transacting in bitcoin futures contracts, and (ii) the Investment Manager sells bitcoins in advance of the Fund’s periodic repurchases of shares and converts the proceeds to short-term, high quality securities, U.S. government securities, registered money market funds, or cash equivalents. The Investment Manager will apply investment and trading techniques and risk mitigation efforts in effecting such transactions for the Fund, but there can be no guarantee that these techniques and efforts will produce the desired results. Additionally, legislative, regulatory, or tax restrictions, considerations, policies, or developments may adversely affect the investment techniques available to the Investment Manager to seek to generate current income for the Fund, which may in turn adversely affect the ability of the Fund to achieve its investment objectives. There also can be no assurance that Cipher personnel will continue to be associated with Cipher for any length of time.

Liquidity Risk

Subject to its liquidity obligations pursuant to Rule 23c-3 under the 1940 Act, the Fund may invest without limit in illiquid investments. Liquidity risk exists when particular investments are difficult to purchase or sell at the time that the Fund would like or at the price that the Fund believes such investments are currently worth. The Fund’s investments may be or may become illiquid at any time or from time to time. Given the risks of digital assets discussed above (see “Digital Assets Risk”), this may become true of the Fund’s investments in bitcoins and/or its bitcoin-related investments intended to generate current income. Illiquid investments may become harder to value, especially in changing markets, and may reduce the returns of the Fund if the Fund is unable to sell the illiquid investments at an advantageous time or price or is required to sell the illiquid investments at unfavorable times or prices in order to satisfy its obligations (for example, its repurchase-related liquidity obligations). Additionally, the market for certain investments (including generally highly liquid investments like registered money market funds) may become illiquid under adverse market, economic, or issuer-specific conditions. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments. See “Principal Risks of the Fund – Repurchase Offers Risk.” It may also be the case that other market participants may be attempting to liquidate bitcoin holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure. See “Principal Risks of the Fund—Valuation Risk.”

Valuation Risk

When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. See “Net Asset Value.” Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset, and/or from the value that actually could be or is realized upon the sale of that security or other asset. In particular, although market quotations for bitcoin are readily available across a multitude of global trading platforms, such quotations typically vary from platform to platform, sometimes materially. Accordingly, the Fund anticipates valuing its portfolio bitcoins based on a combination of market information sources, and with adjustments for any perceived market illiquidity issues.

Leverage Risk

The Fund does not currently intend to issue preferred shares, borrow money, or issue debt securities to add leverage to its portfolio. However, the Fund may enter into transactions that include, among others, futures contracts, options contracts, and loans of portfolio bitcoins, that may in certain circumstances give rise to a form of implicit leverage. To mitigate leverage risk, the Fund will ordinarily segregate liquid assets or otherwise cover its obligations under such transactions, in which case such transactions will not constitute “senior securities” or be subject to the Fund’s limitations on borrowings.

The Fund’s use of implicit leverage would create the opportunity for increased investment returns, but also special risks for shareholders. If used, there is no assurance that the Fund’s leveraging strategies will be successful. Leverage creates the likelihood of greater volatility of net asset value of Shares.

11

To the extent that the Fund uses leverage, it might be in danger of failing to maintain the required asset coverage required by the 1940 Act, as described above under “Leverage.” In order to counteract such an event, or in order to meet its other obligations, the Fund might need to liquidate investments in order to reduce the Fund’s leverage amount. Such liquidation may result in capital losses and may reduce returns to shareholders.

Segregation and Coverage Risk

Certain portfolio management techniques, such as, among other things, entering into futures contracts or other derivatives transactions, may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions, or otherwise cover such transactions. See “Leverage” in this prospectus. The Fund may be unable to use such segregated assets for certain other purposes (e.g., loans of portfolio assets), which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of, or otherwise cover, such portfolio positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions.

Other Investment Companies Risk

The Fund may invest in securities of money market funds registered as investment companies, to the extent that such investments are consistent with the Fund’s investment objectives and policies and permissible under the 1940 Act. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, money market mutual funds in which the Fund may invest are subject to Rule 2a-7 under the 1940 Act, and invest in a variety of short-term, high quality, U.S. dollar-denominated money market instruments. In addition, certain money market funds may temporarily suspend the ability of investors to redeem shares if such fund’s liquidity falls below required minimums, which may adversely affect the Fund’s liquidity. Applicable law may limit the Fund’s ability to invest in other investment companies. See “Principal Risks of the Fund —Leverage Risk.”

Tax Risk

As discussed in more detail below under “Tax Matters,” the Fund is treated as a corporation for U.S. federal income tax purposes. Accordingly, the Fund will be subject to U.S. federal income tax on its entire net income (including net income and gains from the sale of digital assets, transactions in derivatives on digital assets, and digital asset lending transactions) at the rates applicable to U.S. corporations, as well as applicable state and local income taxes. Any taxes payable by the Fund reduce the Fund’s net returns to shareholders.

Many significant aspects of the U.S. federal income tax treatment of digital assets are uncertain. On March 25, 2014, the IRS released a notice (the “Notice”) which discusses certain aspects of the treatment of “convertible virtual currencies,” such as bitcoin, for U.S. federal income tax purposes. In the Notice, the IRS stated that convertible virtual currency such as bitcoin is, treated as property for U.S. federal income tax purposes, and general tax principles applicable to property transactions apply to transactions in bitcoin. Because digital assets, such as bitcoin, remain a relatively new asset class, there can be no assurance that the IRS will not alter its position with respect to convertible virtual currency or that a court would uphold the treatment set forth in the Notice. In addition, legislation has been introduced and may be introduced in the future that would, if enacted, cause virtual currency to be treated as currency for U.S. federal income tax purposes, which would materially alter the tax consequences of transactions in virtual currency described herein. Any changes in the treatment of virtual currencies could significantly affect the U.S. federal income tax payable by the Fund, and such effects might be materially adverse to the Fund.

The Notice does not address other significant aspects of the U.S. federal income tax treatment of digital currency. Among other things, the Notice also does not address the U.S. federal income tax treatment of a “fork,” “air drop,” or other similar event with respect to virtual currency, and it is possible that such occurrence would be treated as a taxable event.

The uncertainty surrounding the U.S. federal income tax treatment of digital assets could affect the performance of the Fund.

Any future guidance regarding the tax consequences of transactions in digital assets, derivatives on digital assets, or digital asset lending transactions could significantly affect the U.S. federal income tax payable by the Fund, and such effects might be materially adverse to the Fund.

Distribution Risk

The Fund’s distribution rate may be affected by numerous factors, including the market availability in sufficient volume of portfolio asset lending counterparties and derivatives counterparties, as well as other factors. There can be no assurance that the Fund will be able to make distributions, or that any distribution rate achieved by the Fund at any time will be sustainable in the future.

Securities Lending Risk

For the purpose of achieving current income, the Fund may lend its portfolio bitcoins to brokers, dealers, and other counterparties provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see the SAI for details. When the Fund lends portfolio

12

bitcoins, its investment performance will continue to reflect changes in the value of the bitcoins loaned, and the Fund will also receive a fee or interest on the collateral. Portfolio assets lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the asset loaned or becomes insolvent. The Fund may pay lending fees to a party arranging the loan. Cash collateral received by the Fund in bitcoin lending transactions may be invested in short-term liquid fixed income instruments or in money market mutual funds, or similar investment vehicles. The Fund bears the risk of such investments. Digital asset lending transactions are likely to be treated as taxable dispositions of digital assets for U.S. federal income tax purposes. As a result, the Fund would likely be subject to U.S. federal income tax on its net income and gains from digital asset lending transactions, which would reduce the Fund’s net returns to shareholders.

Market Disruption and Geopolitical Risk

Bitcoin is globally traded, and disruptions can occur in any market traded in by the Fund due to unusually high trading volume, political intervention, or other factors. The imposition of controls by governmental authorities might also limit trading in certain markets to the detriment of the Fund. Significant market illiquidity or disruption could result in major losses to the Fund. Global and regional conflicts may also have a substantial and adverse effect on global economies and investment markets. Global and regional conflicts, terrorism, and related geopolitical risks have led, and may in the future lead, to significant market disruption and increased short-term market volatility and may have adverse long-term effects on economies and markets generally. Such events could also prevent the Investment Manager from accessing or utilizing information or technology that is material to its investment process for the Fund.

Operational Risk

An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers. The occurrence of any of these failures, errors, or breaches could result in a loss of information, regulatory scrutiny, reputational damage, or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cybersecurity Risk

The Fund is potentially susceptible to operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional cyber events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Cybersecurity breaches may involve unauthorized access to the Fund’s digital information systems (e.g., through hacking, phishing, or malicious software coding), but may also result from outside attacks such as distributed denial-of-service attacks, which are a form of effort to make network services unavailable to their intended users. In addition, cybersecurity breaches of the Fund’s third-party vendors can also subject the Fund to many of the same risks associated with direct cybersecurity breaches. Cybersecurity failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV, process shareholder transactions, or otherwise transact business with shareholders; impediments to trading; violations of applicable domestic and international privacy and other laws; regulatory fines; penalties; reputational damage; or additional compliance costs. In addition, substantial costs may be incurred in investigating cyber incidents and in attempting to prevent future recurrences. The Fund has established risk management systems, information security programs, and business continuity plans designed to reduce the risks associated with cybersecurity; however, there is no guarantee that such efforts will succeed, and the Fund and its shareholders could be negatively affected as a result.

Non-Diversification Risk

Focusing investments in a small number of issuers increases risk. The Fund is “non-diversified,” which means that the Fund may invest a significantly larger portion of its assets in the securities of a small number of issuers than a diversified fund. A fund that invests in a relatively smaller number of issuers is more susceptible to risks associated with a single economic, political, regulatory, operational, or other occurrence than a diversified fund might be. The Fund is significantly exposed to risks related to bitcoins, because the Fund will invest primarily in bitcoins, as discussed herein.

Anti-Takeover Provisions

The Fund’s Agreement and Declaration of Trust (the “Declaration”) includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. See “Anti-Takeover and Other Provisions in the Declaration of Trust, These provisions in the Declaration could have the effect of depriving the shareholders of opportunities to sell their Shares at NAV.

13

Summary of Fund Expenses

This table is intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund.

Initial Class
Shareholder Transaction Expenses (fees paid directly from your investment):
Maximum Initial Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	[●]%
Dividend Reinvestment Fees	None
Repurchase Fee (as a percentage of amount redeemed)(1)	[●]%

Percentage of Net Assets Attributable to Shares
Initial Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	[●]%
Distribution and/or Service Fees	None
Other Expenses(2)	[●]%
Total Annual Fund Operating Expenses	[●]%

(1)	The Fund may, but does not currently intend to, impose a repurchase fee of [●]% on Shares that are accepted for repurchase, which repurchase fee is intended to reimburse the Fund for the costs of facilitating such repurchases.
(2)	“Other Expenses” are based on estimated amounts for the Fund’s initial fiscal year.

Example

As required by relevant SEC regulations, the following example illustrates the expenses (including any applicable sales charge) that you would pay on a $1,000 investment in Initial Class Shares, assuming (a) the sales load and the offering expenses listed in the parenthetical above, (b) total annual expenses of [●]% of net assets attributable to Initial Class Shares, as applicable, in years 1 through 10 and (c) a 5% annual return(1):

		1 year		3 years		5 years		10 years
Initial Class	$	[●]	$	[●]	$	[●]	$	[●]

(1)	The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

Financial Highlights

The Fund is newly organized and its Shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

14

The Fund

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund continuously offers its Shares and is operated as an “interval fund.” The Fund offers one class of Shares: Initial Class. The Fund was organized as a Massachusetts business trust on May 9, 2019, pursuant to the Declaration, which is governed by the laws of The Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at 600 Steamboat Road, Greenwich, CT 06830, and its telephone number is [●].

Use of proceeds

The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objectives and policies as stated below. The Fund will invest substantially all of the net proceeds in investments that meet its investment objectives and policies as soon as practicable after receipt of the proceeds. Pending such investment, if necessary, it is anticipated that the proceeds of an offering will be invested in high grade, short-term securities.

The Fund’s investment objectives and strategies

Investment Objectives

The Fund seeks to provide the total returns available to direct investors in bitcoins, less the operating expenses of the Fund, as a primary objective, and seeks current income as a secondary objective. No assurance can be given that the Fund’s investment objectives will be achieved, and you could lose all of your investment in the Fund.

Investment Strategies and Portfolio Contents

The Fund seeks to achieve its investment objectives by (i) investing substantially all of its assets in bitcoins traded on domestic and international bitcoin trading platforms and exchanges and traded in the OTC markets and (ii) subject to market availability and suitable liquidity, engaging in loans of portfolio bitcoins, writing covered calls on portfolio bitcoins, and utilizing bitcoin futures contracts. The Fund may also from time to time hold a portion of its portfolio in U.S. government securities, other high grade, short-term securities, shares of registered money market funds, and cash and/or cash equivalents in connection with its periodic repurchase obligations, as described below under “Periodic Repurchase Offers.” The types of securities and instruments in which the Fund may invest are summarized under “The Fund’s Investment Objectives and Strategies—Portfolio Management and Contents.”

Investment Parameters

As a matter of fundamental policy, the Fund will invest, under normal circumstances, at least 80% of its total assets in a portfolio of bitcoins or futures or other derivatives providing similar economic exposure. The Fund may also, subject to market availability and suitable liquidity, loan its portfolio bitcoins and/or utilize derivative strategies involving the purchase or sale of futures contracts on bitcoins and the writing of covered call options on bitcoins, in each case to seek to generate current income for the Fund.

The Fund may also invest in U.S. government securities, other high grade, short-term securities, shares of registered money-market funds, and cash and/or cash equivalents to the extent necessary to satisfy its liquidity requirements under Rule 23c-3 of the Investment Company Act of 1940, as amended. To the extent consistent with such liquidity requirements, the Fund may invest without limit in illiquid investments.

Bitcoin

Bitcoin is a digital asset that is issued by and transmitted through the decentralized, open source protocol of a peer-to-peer network, which hosts a decentralized cryptographic database, or public transaction ledger (i.e., a blockchain), on which bitcoin and transactions in bitcoin are recorded. No single entity owns or operates the bitcoin network; the network infrastructure is collectively maintained by a decentralized user base (i.e., nodes). Bitcoin can be used as a medium of exchange for goods and services and can also be exchanged for other digital assets and for fiat currencies, such as the U.S. Dollar. The rates of exchange for other digital assets and for fiat currencies is determined by market forces on bitcoin trading platforms, which operate globally in a manner similar to securities exchanges, though such platforms generally are not currently regulated as exchanges. The network software source code includes the protocols that govern the creation of bitcoin and the cryptographic system that secures and verifies bitcoin transactions. The blockchain is a database record of every bitcoin, every bitcoin transaction (including the creation of new bitcoins (i.e., mining)), and every public bitcoin address associated with a quantity of bitcoins. Utilizing its protocols, the nodes on the network can determine the exact bitcoin balance, if any, of any public bitcoin address reflected on the blockchain as having taken part in a bitcoin transaction. A “private key” controls the transfer of bitcoin from its associated public bitcoin address. A “walleting function” is a collection of private keys and their associated public bitcoin addresses. The bitcoin blockchain is composed of a digital record, downloaded and stored, in whole or in part, on all of its nodes. This record includes all “blocks” that have been created (i.e., solved by miners) and is updated to include new blocks as they are solved. Each newly solved block refers back to and “connects” with the immediately preceding block using a complex mathematical process called cryptographic hashing, and the addition of each new block adds to the blockchain in a manner similar to a new link being added to a chain. Each new block added to the blockchain records outstanding bitcoin transactions, and those outstanding transactions are settled and validated through

15

such recording. A combination of cryptography, game theory, and economics is utilized to incent the nodes to cooperate in the manner described above. As a result, the blockchain represents a complete, transparent, and immutable history of all bitcoin transactions on the network.

Derivatives

The Fund may, subject to market availability and suitable counterparties, write covered calls on bitcoin for investment purposes to seek to generate current income. The Fund may also invest in futures contracts on bitcoin. Such transactions may add implicit leverage to the Fund’s portfolio. See “Leverage.” These transactions are examples of derivatives, which are financial contracts whose value depends upon, or is derived from, the value of an underlying asset. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. See “Principal Risks of the Fund—Derivatives Risk.” There is no assurance that these derivative strategies will be available at any time or that Cipher will determine to use them for the Fund or, if used, that the strategies will be successful.

Other Investment Companies

The Fund may invest in securities of registered money market funds organized as open-end investment companies, to the extent that such investments are consistent with the Fund’s investment objectives, strategies, and policies and permissible under the 1940 Act. The Fund may invest in other investment companies to facilitate its periodic repurchase obligations. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

Lending of Portfolio Bitcoins

For the purpose of achieving current income, the Fund may lend its portfolio bitcoins to brokers, dealers, or other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the Fund lends portfolio bitcoins, its investment performance will continue to reflect changes in the value of the bitcoins loaned. The Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent, or the risk of loss due to the investment performance of the collateral. The Fund may pay lending fees to the party arranging the loan. See “Principal Risks of the Fund—Securities Lending Risk.” Digital asset lending transactions are likely to be treated as taxable dispositions of digital assets for U.S. federal income tax purposes. As a result, the Fund would likely be subject to U.S. federal income tax on its net income and gains from digital asset lending transactions, which would reduce the Fund’s net returns to shareholders.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

U.S. Government Securities

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the NAV of the Fund’s Shares. Some U.S. Government securities, such as Treasury bills, notes, and bonds, are supported by the full faith and credit of the United States, and these are the types of U.S. government securities in which the Fund would typically invest.

Leverage

The Fund does not currently intend to issue preferred shares, borrow money, or issue debt securities to add leverage to its portfolio. However, the Fund may enter into transactions that include among others, futures contracts, options contracts, and loans of portfolio bitcoins, that may in certain circumstances give rise to a form of implicit leverage. To mitigate leverage risk, the Fund will ordinarily segregate liquid assets or otherwise cover its obligations under such transactions, in which case such transactions will not constitute “senior securities” or be subject to the Fund’s limitations on borrowings.

Changes in the value of the Fund’s portfolio will be borne entirely by the shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, any leverage will decrease (or increase) the net asset value per Share to a greater extent than if the Fund were not leveraged.

The 1940 Act generally prohibits the Fund from engaging in most forms of leverage (including the use of derivatives transactions and loans of portfolio securities, to the extent that these instruments are not covered as described below) unless immediately after the issuance of the leverage the Fund has satisfied the asset coverage test with respect to senior securities representing indebtedness prescribed by the 1940 Act; that is, the value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33⅓% of the Fund’s total net assets, including assets attributable to such leverage). In addition, the Fund is not permitted to

16

declare any cash dividend or other distribution on Shares unless, at the time of such declaration, this asset coverage test is satisfied. The Fund may (but is not required to) cover its commitments under derivatives and similar instruments or arrangements by the segregation of liquid assets, by entering into offsetting transactions, or by owning positions covering its obligations. To the extent that the Fund maintains segregated assets or otherwise covers certain of these instruments, they will not be considered “senior securities” under the 1940 Act and therefore will not be subject to the 1940 Act 300% asset coverage requirement otherwise applicable to such forms of leverage.

The SEC has issued a proposed rule relating to a registered investment company’s use of derivatives and related instruments that, if adopted, could potentially require the Fund to observe more stringent asset coverage and related requirements than are currently imposed by the 1940 Act, which could adversely affect the Fund’s ability to generate current income.

The Fund may borrow money in order to repurchase its shares (see “Repurchase Offers” below) or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of the Fund’s securities.

Principal Risks of the Fund

The NAV of the Shares will fluctuate with and be affected by, among other things, various principal risks of the Fund and its investments which are summarized below.

No Prior History

The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations and is designed for long-term investors and not as a trading vehicle.

Digital Assets Risk

Bitcoin is a type of digital asset. Digital assets come in different forms. A cryptocurrency, like bitcoin, is a peer-to-peer, decentralized, digital currency the implementation of which relies on the principles of cryptography to validate the transactions and generation of the currency itself. A network (or utility) token relies on a network protocol with similar principles to a cryptocurrency, but also purports to serve functions other than the storage of value. The creation and use of digital assets is not currently subject to a fully-developed set of legal or regulatory requirements, and trading in digital assets is subject to high levels of volatility and the potential for market abuse. Digital assets exist entirely in electronic form, as entries in decentralized (or “distributed”) digital ledgers. The ledgers themselves, as well as the private encryption keys used to access digital asset balances, are held on hardware (which can be physically controlled by the holder or by a third party) or via software programs on third-party servers, and as such are susceptible to all of the risks inherent in holding any electronic data, such as power failure, data corruption, security breach, communication failure, and user error, among others. Accordingly, digital assets are subject to theft, destruction, or loss of value from hackers, corruption, or technology-specific factors such as viruses that do not affect traditional currency, which is underwritten by central banks and monetary authorities.

Transactions in digital assets are recorded and authenticated not by a central repository, but by a peer-to-peer network. While decentralization avoids certain common threats to computer networks (e.g., denial of service attacks), the use of a peer-to-peer system relies on participants in the network having greater numbers and computing power than coordinated attackers. This authentication strategy necessitates investment in substantial amounts of computing power, which in turn increases the burdens on participants in the network to stay ahead of attackers. If and as the popularity of bitcoin increases, the burdens on participants in the network (which are defrayed by transaction costs) can be expected to increase, which may reduce the value of bitcoins held by the Fund.

Transactions in digital assets also provide a high degree of anonymity, making them susceptible to misuse for criminal activities, such as money laundering. This misuse, or the perception of such misuse (even if untrue) could lead law enforcement agencies to close digital asset exchange platforms or other digital asset-related infrastructure with little or no notice and prevent users (such as the Fund) from accessing or retrieving digital assets held via such platforms or infrastructure.

Investing in digital assets, or in instruments the value of which are derived from or based on digital assets, is highly speculative and subject to numerous risks described in more detail below.

Market Uncertainty

Digital assets are part of a new and rapidly evolving industry the growth of which is highly uncertain. Factors that may affect the further development of the industry include, among others, (i) government and quasi-government regulation of digital assets and their use, or restrictions on, or regulation of access to, and operation of, related trading systems; (ii) continued worldwide growth in the adoption and use of digital assets; (iii) the maintenance and development of the open-source software protocol of the digital asset networks; (iv) changes in consumer demographics and public preferences, including negative consumer or public perception of digital assets; (v) the availability and popularity of other forms or methods of buying and selling goods and services, including new means of using fiat currencies; (vi) the use of the networks supporting digital assets for developing smart contracts and distributed applications; and (vii) general economic conditions.

17

A significant portion of the demand for digital assets is generated by speculators and investors seeking to profit from the short- or long-term holding of such digital assets. A decline in the popularity or acceptance of digital assets could adversely affect the value of the Fund’s investments and, by extension, the Fund’s investment performance.

Legal Uncertainty

The legal status of digital assets, as well as related intermediaries, trading platforms, and other service providers, is unclear. It may be illegal, now or in the future, to own, hold, sell, or use digital assets in one or more countries, including the United States. New legal and regulatory regimes have been and may continue to be developed for digital assets globally, and such regimes may change suddenly. The uncertainties regarding legal and regulatory requirements relating to digital assets and transactions in or relating to digital assets, as well as potential accounting, tax, and other issues, could have a significant negative effect on the future marketability and value of the Fund’s investments and, by extension, the Fund itself.

CFTC, SEC, FinCEN, and State Regulation

Current and future legislation, CFTC and SEC regulation, and other regulatory developments may affect the treatment of the Fund’s investments for classification and clearing purposes. In particular, the Fund’s status as a registered investment company is contingent on bitcoin’s inclusion in the definition of “security” for purposes of the 1940 Act, but future SEC rulemaking, legislative action, or court decisions could cause bitcoin to be excluded from such definition. Congress and the SEC may determine that bitcoin is or is not a “security” for purposes of other U.S. federal securities laws, and such determinations may affect the market for bitcoin. The CFTC may determine certain transactions in digital assets to be futures contracts (which include options thereon) required to be traded on a regulated exchange and cleared through a clearinghouse, or swaps subject to margin and reporting requirements. The CFTC may also take other actions with respect to derivative instruments on digital assets that are determined to be commodities. Neither the Fund nor the Investment Manager can anticipate future regulatory developments with certainty or anticipate with certainty how any such developments will affect the treatment of the Fund’s investments.

The SEC has recently communicated that it is actively reviewing the digital assets markets with a focus on enforcing existing regulations. Specifically, the SEC has confirmed that, under current law, whether a specific digital asset, during its initial coin offering and/or thereafter, will be treated as a security is a case-by-case, fact-specific determination, subject to analysis under existing case law and SEC interpretive guidance. Moreover, the SEC has warned that all federal requirements relating to the offer and sale of securities still apply (to the extent a specific digital asset is determined to be a security), regardless of whether the issuer is decentralized or autonomous and regardless of whether the digital assets are purchased using digital assets or through digital (including distributed ledger) channels.

The CFTC has determined that bitcoin falls within the definition of a “commodity” under the Commodity Exchange Act of 1936, as amended, and at least one U.S. federal court has affirmed this determination and the CFTC’s jurisdiction over spot market transactions in digital assets with respect to fraud and anti-manipulation authority. To the extent that certain digital assets themselves are deemed to be futures, swaps, or retail foreign exchange contracts pursuant to subsequent rulemaking by the CFTC, the Fund may be required to comply with additional regulations under the Commodity Exchange Act.

Additionally, other regulators, such as the U.S. Financial Crimes Enforcement Network (“FinCEN”), a bureau of the U.S. Department of the Treasury tasked with combatting money laundering and illicit use of the financial system, have recently taken actions in the digital asset space. As a result, at least one digital asset exchange (BTC-e) was fined and subsequently shut down. If FinCEN takes action against other exchanges, whether or not those exchanges are utilized by the Fund, such action may result in the digital assets markets becoming less liquid and may reduce or eliminate the value of the Fund’s investments. Investments held by the Fund on an exchange against which action is taken may also be lost temporarily or permanently. Furthermore, it is possible that regulators such as FinCEN may seek to limit or prohibit the issuance, transmission, or trade of digital assets in general, or subject such transactions to significant regulatory burdens designed to reduce money laundering or other illicit uses, which could adversely affect the value of the Fund’s investments.

At the state level, the New York State Department of Financial Services (the “NYDFS”) finalized a rule in 2015 that requires most businesses involved in digital asset business activity for third parties in or involving New York, excluding merchants and consumers, to apply for a license, commonly known as a “BitLicense,” from the NYDFS and to comply with certain anti-money laundering, cybersecurity, consumer protection, and financial and reporting requirements, among others. As an alternative to the BitLicense in New York, firms can apply for a charter to become a limited purpose trust company qualified to engage in digital asset business activity. Other states have considered similar regimes and have issued statutes, regulations, and/or guidance indicating that certain digital asset business activities constitute money transmitting services requiring licensure. Inconsistent approaches to applying money transmitting licensure requirements to certain businesses may make it more difficult for those businesses to provide services, which may affect consumer adoption of digital assets and their prices. To address these issues, the Uniform Law Commission promulgated a model law in July 2017, the “Uniform Regulation of Virtual Currency Businesses Act,” which has many similarities to the BitLicense regime and features a multistate reciprocity licensure feature, wherein a business licensed in one state could apply for accelerated licensure procedures in other states. It is unclear how many states, if any, will ultimately adopt some or all of the model legislation.

No FDIC or SIPC Protection

Digital assets held by the Fund are not subject to Federal Deposit Insurance Corporation (“FDIC”) or Securities Investor Protection Corporation (“SIPC”) protections. The Fund is not a banking institution or otherwise a member of the FDIC or SIPC and, therefore, the digital assets held by the Fund are not subject to the protections enjoyed by depositors with FDIC or SIPC member institutions.

18

Lack of Regulation of Exchanges

Most exchange platforms on which digital assets are traded are not subject to the same restrictions or governmental supervision as regulated exchanges, which may create opportunities for other traders to abuse the platforms through fraudulent or manipulative schemes. To the extent that digital asset exchanges representing a substantial portion of the volume of digital asset trading are involved in fraud or experience security failures or other operational issues, such failures may result in a reduction in the value of such digital assets and could adversely affect the Fund’s performance regardless of whether the Fund uses such exchanges.

Over the past several years, many digital asset exchanges have been closed due to fraud, failure, security breaches, or some combination of the foregoing. For example, in 2014, the largest bitcoin exchange at the time, Mt. Gox, filed for bankruptcy protection in Japan amid reports the exchange lost up to 850,000 bitcoins, valued then at more than $450 million. In many of these instances, the customers of such digital asset exchanges were not compensated or made whole for the partial or complete losses of their account balances in such digital asset exchanges. While smaller digital asset exchanges are less likely to have the infrastructure and capitalization that make larger digital asset exchanges more stable, larger digital asset exchanges are more likely to be appealing targets for hackers, “malware” (i.e., software used or programmed by attackers to disrupt computer operation, gather sensitive information, or gain access to private computer systems), or other nefarious actors and/or actions.

Regulation of digital asset exchanges in the future may raise transaction costs, potentially offsetting or eliminating many of the key benefits of digital assets. Lack of international coordination raises the risk of an uneven global regulatory landscape. The development of the market for digital assets globally is in relative limbo currently due to regulatory uncertainty. Because of this regulatory uncertainty, payment services incorporating digital assets are available only at the margins in the retail sector. Adoption of digital asset-enabled payment channels is likely to increase if the digital assets are recognized as currency (or some type of commodity or other regulated asset) and regulated as such.

Limited Use in the Marketplace

Currently, there is relatively limited use of cryptocurrencies and other digital assets in the retail and commercial marketplace in comparison to use as a store of value, which contributes to price volatility that can often be significant. Cryptocurrencies have only recently become selectively accepted as a means of payment for goods and services by retail and commercial outlets, and use of digital currency by consumers to pay such retail and commercial outlets remains limited. Banks and other established financial institutions may refuse to process fiat currencies for digital currency transactions; to process wire transfers to or from digital currency exchanges, digital currency-related companies, or service providers; or to maintain accounts for persons or entities transacting in digital currencies. Conversely, a significant portion of digital currency demand is generated by investors seeking a long-term store of value or speculators seeking to profit from the short- or long-term holding of the asset. Market capitalization for a digital currency as a medium of exchange and payment method may always be low. There can be no assurance that acceptance of digital currencies will grow, or not decline, in the future. A lack of expansion by digital currency into retail and commercial markets, or a contraction of such use, may result in increased volatility or a reduction in the value of the currency, either of which, in certain circumstances, could adversely affect the Fund.

Risks Relating to Availability of Banking Services

Banks may not provide banking services, or may cut off banking services, to businesses that provide digital currency-related services or that accept digital currencies as payment, which could damage the public perception of digital currencies and the utility of digital currencies as a payment method and could decrease the price of digital currencies and adversely affect the Fund’s investment portfolio. Many companies that provide digital currency-related services have been unable to find banks that are willing to provide bank accounts and banking services. Similarly, several such companies have had their existing bank accounts closed by their banks. Banks may refuse to provide bank accounts and other banking services to digital currency-related companies or companies that accept digital currencies as payment for several reasons, such as perceived compliance risks or costs. The difficulty that many businesses that provide digital currency-related services have and may continue to have in finding banks willing to provide them with bank accounts and other banking services may decrease the usefulness of digital currencies as a payment system and harm public perception of digital currencies or decrease their usefulness. Similarly, the usefulness of digital currencies as a payment system and the public perception of digital currencies could be damaged if banks were to close the accounts of many or of a few key businesses providing digital currency-related services. This could decrease the value of bitcoin held by the Fund.

Scalability Risks

Digital assets face significant scaling obstacles that can lead to high fees or slow transaction settlement times and attempts to increase the volume of transactions may not be effective. Many digital asset networks face significant scaling challenges. For several years, participants in the bitcoin ecosystem debated potential approaches to increasing the average number of transactions per second that the bitcoin network could handle. As of August 2017, bitcoin was upgraded with a technical feature known as “segregated witness” that, among other things, was predicted to potentially double the transactions per second that can be handled on-chain. More importantly, segregated witness also enables so-called second-layer solutions, such as lightning or payment channels, that allow potentially unlimited transaction throughput (i.e., millions to billions of transactions per second). To date, however, wallets and intermediaries that support segregated witness or lightning-like technology have limited (if any) material adoption. Additionally, lightning has not yet seen significant use and there are open questions about lightning services, such as the cost and who will serve as lightning intermediaries.

19

Certain digital currencies, like Bitcoin Cash or Ethereum, also have implemented other mechanisms or are researching mechanisms thought to increase scale, such as increasing the allowable sizes of blocks, and therefore the number of transactions per block, and “sharding,” which would not require every single transaction to be included in every single miner’s or validator’s block.

As the use of digital asset networks increases without a corresponding increase in throughput of the networks, average fees and settlement times can increase significantly. Bitcoin’s network, for example, has occasionally been at capacity, which has led to very high transaction fees. Increased fees and decreased settlement speeds could preclude certain uses of digital currencies (e.g., micropayments), and can reduce demand for and the price of digital currencies, which could adversely affect an investment in or relating to those currencies. There is no guarantee that any of the mechanisms in place or being explored for increasing the scale of settlement of digital currency transactions will be effective, or how long they will take to become effective, which could adversely affect an investment in or relating to those currencies, including bitcoin.

Irrevocability of Transactions

Digital asset transactions are irrevocable and stolen or incorrectly transferred digital assets may be irretrievable. As a result, any incorrectly executed digital asset transactions could adversely affect an investment. Digital asset transactions are not, from an administrative perspective, reversible without the consent and active participation of the recipient of the transaction or, in theory, control or consent of a majority of the aggregate hash rate on the respective digital asset network. Once a transaction has been verified and recorded in a block that is added to the blockchain, an incorrect transfer of the digital asset or a theft of the digital asset generally will not be reversible, and the Fund may not be capable of seeking compensation for any such transfer or theft. It is possible that, through computer or human error, or through theft or criminal action, the Fund’s digital assets could be transferred from custody accounts in incorrect quantities or to unauthorized third parties. To the extent that the Fund is unable to seek a corrective transaction with such third party or is incapable of identifying the third party that has received the digital assets through error or theft, the Fund will be unable to revert or otherwise recover incorrectly transferred digital assets. To the extent that the Fund is unable to seek redress for such error or theft, such loss could adversely affect the Fund.

Risks of Flawed or Ineffective Source Code

If the source code or cryptography underlying bitcoin proves to be flawed or ineffective, malicious actors may be able to steal the Fund’s bitcoins. In the past, flaws in the source code of digital assets have been exposed and exploited. Several errors and defects have been publicly found and corrected, including those that disabled some functionality for users and exposed users’ personal information. Discovery of flaws in, or exploitations of, the source code that allow malicious actors to take or create additional digital assets in contravention of known network rules have occurred. In addition, the cryptography underlying a digital asset could prove to be flawed or ineffective, or developments in mathematics or technology, including advances in digital computing, algebraic geometry, and quantum computing, could result in such cryptography becoming ineffective. In any of these circumstances, a malicious actor may be able to steal the Fund’s bitcoins, which would adversely affect the Fund. Even if the Fund did not hold an affected digital asset, any reduction in confidence in the source code or cryptography underlying digital assets generally could negatively affect the demand for any digital asset, including bitcoin, and therefore adversely affect the Fund.

Risks of Control by Malicious Actors or Botnets

If a malicious actor or botnet (i.e., a volunteer or hacked collection of computers controlled by networked software coordinating the actions of the computers) obtains control of more than 50% of the processing power on a digital asset network, such actor or botnet could manipulate the underlying blockchain to adversely affect the Fund’s investments or the ability of the Fund to operate. If a malicious actor or botnet obtains a majority of the processing power dedicated to mining on a digital asset network, it may be able to alter the blockchain on which the network and most transactions rely by constructing fraudulent blocks or preventing certain transactions from completing in a timely manner, or at all. The malicious actor or botnet could control, exclude, or modify the ordering of transactions. However, the malicious actor or botnet generally could not generate new digital asset units or transactions using such control. The malicious actor could, however, “double-spend” its own digital asset units (i.e., spend the same units in more than one transaction) and prevent the confirmation of other users’ transactions for so long as it maintained control. To the extent that such malicious actor or botnet did not yield its control of the processing power on the digital asset network or the network community did not reject the fraudulent blocks as malicious, reversing any changes made to the blockchain may not be possible.

Although there are no known reports of malicious activity or control of a blockchain that have been achieved through controlling more than 50% of the processing power on the network, it is believed that certain mining pools may have exceeded the 50% threshold on the bitcoin network. The possible crossing of the 50% threshold generates an enhanced risk that a single mining pool could exert authority over the validation of bitcoin transactions. To the extent that a digital asset ecosystem, including core developers and the administrators of mining pools, does not act to ensure greater decentralization of mining processing power, the feasibility of a malicious actor obtaining control of the processing power on the network will increase, which may adversely affect the Fund.

Risk of a Blockchain “Fork”

A temporary or permanent blockchain “fork” could adversely affect an investment in a digital asset. Some digital assets, including bitcoin, are open source, meaning that any user can download the software, modify it and then propose that the users and miners of the currency adopt the modification. When a modification is introduced and a substantial majority of users and miners consent to the modification, the change is implemented, and the network remains uninterrupted. However, if less than a substantial majority of users and miners consent to the proposed modification, and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a

20

“fork” of the network, with one prong running the pre-modified software and the other running the modified software. The effect of such a fork would be the existence of two versions of the digital asset running in parallel, yet lacking interchangeability.

Forks may occur after a significant security breach. In June of 2016, a smart contract using the Ethereum network was hacked, which resulted in most participants in the Ethereum ecosystem electing to adopt a “hard fork” that effectively reversed the hack. However, a minority of users continued to develop the old blockchain, now referred to as “Ethereum Classic” with the digital currency on that blockchain now referred to as Classic Ether, or ETC. Classic Ether remains traded on several digital currency exchanges. Additionally, a fork could be introduced by an unintentional, unanticipated software flaw in the multiple versions of otherwise compatible software users run. Such a fork could adversely affect the digital asset’s viability. It is possible, however, that a substantial number of users and miners could adopt an incompatible version of the digital asset while resisting community-led efforts to merge the two chains. This would result in a permanent fork, as in the case of Ether and Classic Ether. If a permanent fork in the bitcoin blockchain were to occur, then the Fund could hold amounts of both the original digital asset and the new alternative digital asset. Furthermore, a hard fork can introduce new security risks.

For example, when the Ether/Classic Ether split occurred in July 2016, replay attacks in which transactions from one network were rebroadcast to nefarious effect on the other network, plagued Ethereum exchanges through at least October 2016. An Ethereum exchange announced in July 2016 that it had lost 40,000 Classic Ether, which was worth about $100,000 at that time, because of replay attacks. Another possible result of a hard fork is an inherent decrease in the level of security. After a hard fork, it may become easier for an individual miner or mining pool’s hashing power to exceed 50% of the processing power of the digital asset network, thereby making digital assets that rely on proof of work more susceptible to attack.

Throughout 2017, bitcoin forked into two additional currencies—Bitcoin Cash and Bitcoin Gold. In 2017, bitcoin seemed poised for yet another contentious hard fork, sometimes referred to as “segwit2x” or “B2X,” due to a compromise scaling agreement referred to as the “New York Agreement” reached in May 2017 to pursue an upgrade to bitcoin by many bitcoin companies including miners, exchanges, traders, and custodians. Since the creation of Bitcoin Cash, many in the bitcoin community have argued that some of the changes to bitcoin outlined in the New York Agreement are no longer necessary. While the proposal has since been called off, this fundamental disagreement may yet lead to a hard fork if a significant group of miners enacts similar scaling changes while other miners do not. A further hard fork of bitcoin could affect demand for bitcoin or other digital assets and could adversely affect the Fund.

Additionally, it may be unclear following a fork which fork represents the original asset and which is the new asset. Different metrics adopted by industry participants to determine which is the original asset include: wishes of the core developers of a digital asset, the blockchain with the greatest amount of hashing power contributed by miners or validators, or the blockchain with the longest chain. To the extent that the Investment Manager must decide which fork is a continuation of an original asset and which is a new asset, the Investment Manager will not look to any one factor as being dispositive and instead will seek to determine which asset is generally accepted as being the continuation of the original asset by looking at a number of factors , including those listed above, the actions of market participants, discussions on relevant forums, and the relevant spot and futures prices (if any) of the assets, among other factors. A fork in the bitcoin network could adversely affect the Fund.

Inability to Realize Benefits of Hard Forks or “Air Drops”

The Fund may not be able to realize the economic benefit of a hard fork or “air drop,” either immediately or ever, which could adversely affect the Fund. If the Fund holds bitcoin at the time of a hard fork into two digital assets, it would be expected to hold an equivalent amount of the old and new assets following the hard fork. However, the Fund may not be able, or it may not be practical, to secure or realize the economic benefit of the new digital asset for various reasons. For instance, a custodian or security service provider may not agree to provide the Fund access to the new digital asset. In addition, the Fund may determine that there is no safe or practical way to custody the new digital asset, or that trying to do so may pose an unacceptable risk to the Fund’s holdings of the old digital asset, or that the costs of taking possession or maintaining ownership of the new digital asset exceed the benefits of owning the new digital asset.

Additionally, laws, regulation, or other factors may prevent the Fund from benefitting from the new digital asset even if there is a safe and practical way to custody and secure the new digital asset. For example, it may be illegal for the Fund to sell the new digital asset, or there may not be a suitable market into which the Fund can sell the new digital asset (either immediately after the fork or ever). In addition, bitcoin may become subject to a similar occurrence known as an “air drop.” In an air drop, the promoters of a new digital asset announce to holders of another digital asset that they will be entitled to claim a certain amount of the new digital asset for free. For example, in March 2017 the promoters of Stellar Lumens announced that anyone that owned bitcoin as of June 26, 2017 could claim, until August 27, 2017, a certain amount of Stellar Lumens. For the same reasons as described above with respect to hard forks, the Fund may or may not choose, or be able, to participate in an air drop, or may or may not be able to realize the economic benefits of holding the new digital asset. Any inability to recognize the economic benefit of a hard fork or an air drop could adversely affect the Fund’s investment.

Custody of Fund Assets

The Fund’s bitcoins are custodied by generating and maintaining the private keys that control their movement. The Investment Manager intends to maintain the Fund’s digital asset private keys with the Custodian, an unrelated third party that is qualified to act as custodian with respect to Fund assets under applicable securities laws. There can be no assurance that the Custodian’s security systems will not be compromised by hacking, malware, or other security threats, and any penetration of the Custodian’s security systems may adversely affect the Fund and result in a total or partial loss of capital.

21

Risk of Loss of Private Key

Digital assets are controllable only by the possessor of unique private keys relating to the addresses in which the digital assets are held. The theft, loss, or destruction of a private key required to access a digital asset is irreversible, and such private key most likely would not be capable of being restored. Any loss of private keys relating to digital wallets used to store the Fund’s digital assets could result in the loss of the digital assets and an investor in the Fund could incur substantial, or even total, loss of capital as a result.

Risks of Open-Source Structure

The open-source structure of many of the digital asset network protocols means that certain core developers and other contributors may not be directly compensated for their contributions in maintaining and developing the network protocol. A failure to properly monitor and upgrade network protocol could damage the relevant digital networks. Certain digital networks operate based on open-source protocols maintained by the groups of core developers. As these network protocols are not sold and their use does not generate revenues for development teams, core developers may not be directly compensated for maintaining and updating the network protocols. Consequently, developers may lack a financial incentive to maintain or develop the network, and the core developers may lack the resources to adequately address emerging issues with the networks. There can be no guarantee that developer support will continue or be sufficient in the future. Additionally, some developers are funded by companies whose interests may be at odds with other participants in the network or with investors’ interests. To the extent that material issues arise with certain digital network protocols and the core developers and open source contributors are unable or unwilling to address the issues adequately or in a timely manner, the Fund may be adversely affected.

Governance Risks

Lack of clarity in the governance of many digital asset systems may lead to ineffective decision-making that slows development or prevents a network from overcoming important obstacles. Governance of many digital asset systems is by voluntary consensus and open competition.

Bitcoin, for example, has no central decision-making body or clear way participants can come to an agreement other than through overwhelming consensus. The lack of clarity on governance may adversely affect bitcoin’s utility and ability to grow and overcome problems, especially of a long-term nature. For example, a seemingly simple, technical issue divided the bitcoin community: whether to increase the block size of the blockchain or implement “segregated witness” to increase the scalability of bitcoin. Because the resolution of the scaling issue has taken several years, some have referred to a “governance crisis” at decentralized digital assets. To the extent lack of clarity in corporate governance of digital asset systems leads to ineffective decision-making that slows development and growth, the Fund may be adversely affected.

Risks Related to Insufficient Mining Incentives

With respect to digital assets, like bitcoin, that are developed through mining, if the award of new units of the digital asset for solving blocks and transaction fees for recording transactions are not sufficiently high to incentivize mining, miners may cease expending processing power to solve blocks and confirmations of transactions on the blockchain could be slowed temporarily. A reduction in the processing power expended by miners on digital asset networks could increase the likelihood of a malicious actor or botnet obtaining control.

Miners generate revenue from both newly created bitcoins, known as the “block reward,” as well as from fees taken upon verifying transactions. If the aggregate revenue from transaction fees and the block reward is below mining costs, the miner may cease operations. If the award of new units of digital assets such as bitcoin for solving blocks declines or the difficulty of solving blocks increases, and transaction fees voluntarily paid by participants are not sufficiently high, miners may not have an adequate incentive to continue mining and may cease their mining operations. For instance, the current fixed reward for solving a new block on the bitcoin network is twelve and a half bitcoins per block, which decreased from twenty-five bitcoins per block in July 2016. The fixed reward is estimated to halve again in or around May 2020. This reduction may result in a reduction in the aggregate hashrate of the bitcoin network as the incentive for miners decreases. Miners ceasing operations would reduce the collective processing power on the network, which would adversely affect the confirmation process for transactions (i.e., decreasing the speed at which blocks are added to the blockchain until the next scheduled adjustment in difficulty for block solutions) and make digital asset networks more vulnerable to a malicious actor or botnet obtaining control in excess of 50% of the processing power, which would allow such actor or botnet to manipulate the blockchain and hinder transactions. Any reduction in confidence in the confirmation process or processing power of a digital asset network may adversely affect the Fund.

Risks of Exclusion of Transactions

To the extent that any miners exclude some or all transactions on a digital asset network such as the bitcoin network, significant increases in fees and widespread delays in the recording of transactions could result, thus causing a loss of confidence on the relevant digital networks and having an ultimate adverse effect on the Fund. To the extent that any miners solve blocks that exclude some or all transactions that have been transmitted to the network, such transactions will not be recorded on the respective blockchain until another miner solves a block that incorporates those transactions. Certain technologies are suspected to enhance speed and reduce electricity use of mining while reducing the number of transactions that are included in mined blocks on the bitcoin network. To the extent that more blocks are mined without transactions (or including fewer transactions), transactions will settle more slowly, fees will increase and confidence in the digital network could diminish, all of which could adversely affect the Fund.

22

Risks of Collusion of Miners

Miners could act in collusion to raise transaction fees, which may adversely affect the usage of digital asset networks. Miners, functioning in their transaction confirmation capacity, collect fees for each transaction they confirm. Miners validate unconfirmed transactions by adding previously unconfirmed transactions to new blocks in the blockchain. Miners are not forced to confirm any specific transaction, but they are economically incentivized to confirm valid transactions as a means of collecting fees. Miners have historically accepted relatively low transaction confirmation fees. However, if miners decide instead to collude in an anticompetitive manner to reject low transaction fees, then digital asset users could be forced to pay higher fees, thus reducing the attractiveness of the digital asset network. Mining is a global process and it may be difficult for authorities to apply antitrust regulations across multiple jurisdictions. Any collusion among miners may adversely affect the attractiveness of digital asset networks and may adversely affect the Fund.

Risks of Intellectual Property Rights Claims

Intellectual property rights claims may adversely affect the operation of digital asset networks. Third parties may assert intellectual property claims relating to the holding and transfer of digital assets and their source code. Regardless of the merit of any intellectual property or other legal action, any threatened action that reduces confidence in long-term viability or the ability of end-users to hold and transfer the currency may adversely affect the Fund. Additionally, a meritorious intellectual property claim could prevent the Fund and other end-users from accessing, holding, or transferring their digital assets, which could force the liquidation of the Fund’s holdings of a digital asset like bitcoin (if such liquidation is possible). As a result, an intellectual property claim against the Fund or other large digital asset participants could adversely affect the Fund.

Digital Currency Derivatives Markets

Regulated derivatives markets for digital assets in the United States are developing as registered swap execution facilities and futures exchanges regulated by the CFTC begin to offer listed derivative contracts on bitcoin. Several CFTC-registered swap execution facilitates offer trading in digital currency swaps and the Chicago Mercantile Exchange, which is a registered futures exchange, offers futures on digital currencies. There is, however, no assurance that any digital asset derivatives contracts will be brought to market, that listed derivatives contracts available in the U.S. will be maintained or newly created for bitcoin, or that trading in contracts that are offered will be liquid or at beneficial prices to the Fund. Currently, there is very limited price history for existing contracts, which limits the ability of the Investment Manager to rely upon a data set that otherwise would be relevant to its trading decisions for digital assets. Moreover, there is no fundamental market supply and demand affecting digital assets derivatives. Rather, the underlying spot market is predominantly composed of speculative traders. The margin rates set by brokers and clearinghouses for bitcoin futures are significantly higher than for other futures contracts due to the novelty and volatility of the underlying bitcoin spot market. Many futures clearing brokers do not currently allow customers to trade bitcoin futures. If one of the Fund’s futures clearing brokers were to impose restrictions on or prohibit the Fund from trading bitcoin derivatives, that could adversely affect the Fund’s ability to generate current income.

Additionally, digital currency “forks” or other similar events may pose significant challenges for derivatives exchanges or other markets to address. See “Risk of a Blockchain ‘Fork,’” above. The existence of regulated markets that offer trading in digital asset derivatives, the volume of transactions on those markets, and the nature and sophistication of participants may adversely affect the Fund’s ability to take advantage of opportunities in the derivatives markets. Markets in digital asset derivatives could also affect prices, liquidity, and other aspects of digital asset cash markets and other related markets. Digital asset derivative markets could facilitate larger volumes of short positions in digital assets than what may be possible in the cash market alone. Thus, trading in digital asset derivatives could be used by market participants to accumulate short positions in bitcoin, which could reduce the price of bitcoin. This type of trading activity could negatively affect the Fund’s investments.

Price Volatility Risk

The performance of the Fund’s investments, and thus the performance of the Fund, relates directly to the value of the bitcoins held by the Fund, and fluctuations in their price could adversely affect such performance. Several factors may affect the price of bitcoin, including, but not limited to (i) the total quantity of bitcoin in existence; (ii) the global demand for bitcoin; (iii) the global supply of bitcoin; (iv) investors’ expectations with respect to the rate of inflation of fiat currencies; (v) investors’ expectations with respect to the rate of deflation of digital assets, including bitcoin; (vi) interest rates; (vii) currency exchange rates, including the rates at which digital assets like bitcoin may be exchanged for fiat currencies; (viii) fiat currency redemption and deposit policies of the digital asset exchanges and liquidity on such exchanges; (ix) interruptions in service from or failures of the digital asset exchanges (interruptions or failures at other digital asset exchanges may also have an indirect effect); (x) theft, or news of such theft, of digital assets from individuals or retail and service providers, including companies that buy, sell, process payments with, or store digital assets; (xi) investment and trading activities of large investors, including private and registered funds, that may directly or indirectly invest in digital assets; (xii) trades of a significant size in comparison to the overall trading in the market for digital assets over a short time period; (xiii) “spoofing” or other manipulative tactics employed by participants on the exchange platform; (xiv) monetary policies of governments, trade restrictions, currency devaluations, and revaluations; (xv) regulatory measures, if any, that restrict the use of digital assets as a form of payment or the purchase of digital assets; (xvi) the maintenance and development of the open-source software protocol of digital asset networks; (xvii) increased competition from other forms of digital assets or means of payments in which the Fund does not invest; (xviii) global or regional political, economic, or financial events and situations; (xix) expectations among cryptocurrency economy participants that the value of certain digital assets will soon change; and (xx) fees, including miners’ and staking fees, associated with processing digital asset transactions.

23

Risks Associated with Cryptocurrency Exchanges

In addition to the regulatory issues described above, other risks exist with respect to the Fund buying and selling bitcoins through an exchange. Upon the sale of cryptocurrency assets on an exchange, cash proceeds may not be received from the exchange for several business days. Participation in exchanges requires users to take on credit risk by transferring digital assets from a personal account to a third-party’s account. The Fund will take on the credit risk of any exchange upon which it transacts in bitcoins.

Digital assets exchanges may impose daily, weekly, monthly, or customer-specific transaction or distribution limits or suspend redemptions entirely, rendering the exchange of digital assets for fiat currency difficult or impossible. Additionally, digital asset prices and valuations on digital assets exchanges have been volatile and subject to influence by many factors including the levels of liquidity on exchanges and operational interruptions and disruptions. The prices and valuation of digital assets remain subject to any volatility experienced by digital assets exchanges, and any such volatility can in certain circumstances adversely affect the Fund.

The Fund may trade on a limited number of exchanges either because of actual or perceived counterparty or other risks related to a particular exchange. Trading on a limited number of exchanges may result in less favorable prices and decreased liquidity for the Fund and, particularly in times of high price volatility, therefore could have an adverse effect on the value of the Fund’s investments. Digital assets exchanges generally operate outside of the United States, which could cause the Fund difficulty in successfully pursuing claims in the courts of non-U.S. countries or enforcing in the courts of such countries a judgment obtained by the Fund in another country. In general, certain less developed countries lack fully developed legal systems and bodies of commercial law and practices normally found in countries with more developed market economies. These legal and regulatory risks may adversely affect the Fund and its operations and investments.

Risks Associated with Selling Cryptocurrency Through Over-the-Counter Transactions

OTC markets for digital assets are subject to a maturing and still-uncertain set of regulations at the federal, state, and international level. By purchasing or selling digital assets through cryptocurrency dealers, brokers, and exchanges, the Fund may become subject to regulation governing currency transactions, as well as regulations governing the purchase and sale of securities and commodities, and may be subject to taxation in manners that are still unclear. When purchasing digital assets through OTC markets, the Fund may be subject to risk based on the identity of the transaction counterparty (either a cryptocurrency dealer, a third party, or another entity) and the provenance of the digital assets being purchased. When selling digital assets through OTC markets, the Fund may be subject to risk based on the identity of the transaction counterparty (either a cryptocurrency dealer, a third party, or another entity) and the subsequent use of the digital assets by the purchasing entity. These risks include, but are not limited to, the Fund being considered a money services business under the Bank Secrecy Act, the Fund being considered a seller of securities or certain types of regulated commodities contracts, and the re-characterization of profits, and reallocation of associated tax obligations, between the Fund and the OTC dealer and their owners by the IRS. The nature of cryptocurrency means that any technological difficulties experienced by an OTC dealer may prevent the access, use, sale, or other transaction of the digital assets. Some cryptocurrency transactions will be deemed to be made when recorded on a public ledger, which is not necessarily the date or time that the customer initiates the transaction. Some OTC dealers may have insufficient counterparties for the Fund to accomplish a desired transaction in the digital assets (by purchasing from or selling to the OTC dealer, which in turn transacts with the relevant counterparties) at the time or price at which the Investment Manager desires.

Repurchase Offers Risk

The Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers for the Fund’s outstanding Shares at NAV, subject to approval of the Board. In all cases, such repurchases will be for at least 5% and not more than 25% of the Fund’s outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities.

Repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or require the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. The Fund may incur tax liabilities as a result of sales of digital assets made in connection with any repurchase offer. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and, unless offset by sufficient sales of Shares, may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. If the Fund employs investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income.

The repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. In addition, the repurchase of Shares by the Fund may increase the Fund’s portfolio turnover rate, which may result in increased transaction costs and reduced returns to shareholders.

If a repurchase offer is oversubscribed, the Board may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding Shares as of the date of the Repurchase Request Deadline. In the event that the Board determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their

24

investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter to ensure the repurchase of a specific number of Shares, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Shares is determined. The NAV on the Repurchase Request Deadline or the date on which such repurchase is priced may be higher or lower than on the date a shareholder submits a repurchase request.

In addition, the repurchase of Shares by the Fund will generally be a taxable event to shareholders, which may potentially include even shareholders who do not tender any Shares in such repurchase.

Management Risk

Although the Fund principally employs a passive investment strategy of investing in bitcoins, the Fund is subject to management risk when (i) the Investment Manager attempts to generate current income by engaging in loans of portfolio bitcoins, writing covered calls on portfolio bitcoins, or transacting in bitcoin futures contracts, and (ii) the Investment Manager sells bitcoins in advance of the Fund’s periodic repurchases of shares and converts the proceeds to short-term, high quality securities, U.S. government securities, registered money market funds, or cash equivalents. The Investment Manager will apply investment and trading techniques and risk mitigation efforts in effecting such transactions for the Fund, but there can be no guarantee that these techniques and efforts will produce the desired results. Additionally, legislative, regulatory, or tax restrictions, considerations, policies, or developments may adversely affect the investment techniques available to the Investment Managers to seek to generate current income for the Fund, which may in turn adversely affect the ability of the Fund to achieve its investment objectives. There also can be no assurance that Cipher personnel will continue to be associated with Cipher for any length of time.

Liquidity Risk

Subject to its liquidity obligations pursuant to Rule 23c-3 under the 1940 Act, the Fund may invest without limit in illiquid investments. Liquidity risk exists when particular investments are difficult to purchase or sell at the time that the Fund would like or at the price that the Fund believes such investments are currently worth. The Fund’s investments may be or may become illiquid at any time or from time to time. Given the risks of digital assets discussed above (see “Digital Assets Risk”), this may become true of the Fund’s investments in bitcoins and/or its bitcoin-related investments intended to generate current income. Illiquid investments may become harder to value, especially in changing markets, and may reduce the returns of the Fund if the Fund is unable to sell the illiquid investments at an advantageous time or price or is required to sell the illiquid investments at unfavorable times or prices in order to satisfy its obligations (for example, its repurchase-related liquidity obligations). Additionally, the market for certain investments (including generally highly liquid investments like registered money market funds) may become illiquid under adverse market, economic, or issuer-specific conditions. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments. See “Principal Risks of the Fund – Repurchase Offers Risk.” It may also be the case that other market participants may be attempting to liquidate bitcoin holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure. See “Principal Risks of the Fund—Valuation Risk.”

Valuation Risk

When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. See “Net Asset Value.” Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset, and/or from the value that actually could be or is realized upon the sale of that security or other asset. In particular, although market quotations for bitcoin are readily available across a multitude of global trading platforms, such quotations typically vary from platform to platform, sometimes materially. Accordingly, the Fund anticipates valuing its portfolio bitcoins based on a combination of market information sources, and with adjustments for any perceived market illiquidity issues.

Leverage Risk

The Fund does not currently intend to issue preferred shares, borrow money, or issue debt securities to add leverage to its portfolio. However, the Fund may enter into transactions that include, among others, futures contracts, options contracts, and loans of portfolio bitcoins, that may in certain circumstances give rise to a form of implicit leverage. To mitigate leverage risk, the Fund will ordinarily segregate liquid assets or otherwise cover its obligations under such transactions, in which case such transactions will not constitute “senior securities” or be subject to the Fund’s limitations on borrowings.

The Fund’s use of implicit leverage would create the opportunity for increased investment returns, but also special risks for shareholders. If used, there is no assurance that the Fund’s leveraging strategies will be successful. Leverage creates the likelihood of greater volatility of net asset value of Shares.

25

To the extent that the Fund uses leverage, it might be in danger of failing to maintain the required asset coverage required by the 1940 Act, as described above under “Leverage.” In order to counteract such an event, or in order to meet its other obligations, the Fund might need to liquidate investments in order to reduce the Fund’s leverage amount. Such liquidation may result in capital losses and may reduce returns to shareholders.

Segregation and Coverage Risk

Certain portfolio management techniques, such as, among other things, entering into futures contracts or other derivatives transactions, may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions, or otherwise cover such transactions. See “Leverage” in this prospectus. The Fund may be unable to use such segregated assets for certain other purposes (e.g., loans of portfolio assets), which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of, or otherwise cover, such portfolio positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions.

Other Investment Companies Risk

The Fund may invest in securities of money market funds registered as investment companies, to the extent that such investments are consistent with the Fund’s investment objectives and policies and permissible under the 1940 Act. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, money market mutual funds in which the Fund may invest are subject to Rule 2a-7 under the 1940 Act, and invest in a variety of short-term, high quality, U.S. dollar-denominated money market instruments. In addition, certain money market funds may temporarily suspend the ability of investors to redeem shares if such fund’s liquidity falls below required minimums, which may adversely affect the Fund’s liquidity. Applicable law may limit the Fund’s ability to invest in other investment companies. See “Principal Risks of the Fund —Leverage Risk.”

Tax Risk

As discussed in more detail below under “Tax Matters,” the Fund is treated as a corporation for U.S. federal income tax purposes. Accordingly, the Fund will be subject to U.S. federal income tax on its entire net income (including net income and gains from the sale of digital assets, transactions in derivatives on digital assets, and digital asset lending transactions) at the rates applicable to U.S. corporations, as well as applicable state and local income taxes. Any taxes payable by the Fund will reduce the Fund’s net returns to shareholders.

Many significant aspects of the U.S. federal income tax treatment of digital assets are uncertain. The Notice released on March 25, 2014 discusses certain aspects of the treatment of “convertible virtual currencies,” such as bitcoin, for U.S. federal income tax purposes. In the Notice, the IRS stated that convertible virtual currency such as bitcoin is, treated as property for U.S. federal income tax purposes, and general tax principles applicable to property transactions apply to transactions in bitcoin. Because digital assets, such as bitcoin, remain a relatively new asset class, there can be no assurance that the IRS will not alter its position with respect to convertible virtual currency or that a court would uphold the treatment set forth in the Notice. In addition, legislation has been introduced and may be introduced in the future that would, if enacted, cause virtual currency to be treated as currency for U.S. federal income tax purposes, which would materially alter the tax consequences of transactions in virtual currency described herein. Any changes in the treatment of virtual currencies could significantly affect the U.S. federal income tax payable by the Fund, and such effects might be materially adverse to the Fund.

The Notice does not address other significant aspects of the U.S. federal income tax treatment of digital currency. Among other things, the Notice also does not address the U.S. federal income tax treatment of a “fork,” “air drop,” or other similar event with respect to virtual currency, and it is possible that such occurrence would be treated as a taxable event.

The uncertainty surrounding the U.S. federal income tax treatment of digital assets could affect the performance of the Fund.

Any future guidance regarding the tax consequences of transactions in digital assets, derivatives on digital assets, or digital asset lending transactions could significantly affect the U.S. federal income tax payable by the Fund, and such effects might be materially adverse to the Fund.

Distribution Risk

The Fund’s distribution rate may be affected by numerous factors, including the market availability in sufficient volume of portfolio asset lending counterparties and derivatives counterparties, as well as other factors. There can be no assurance that the Fund will be able to make distributions, or that any distribution rate achieved by the Fund at any time will be sustainable in the future.

Securities Lending Risk

For the purpose of achieving current income, the Fund may lend its portfolio bitcoins to brokers, dealers, and other counterparties provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see the SAI for details. When the Fund lends portfolio

26

bitcoins, its investment performance will continue to reflect changes in the value of the bitcoins loaned, and the Fund will also receive a fee or interest on the collateral. Portfolio assets lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the asset loaned or becomes insolvent. The Fund may pay lending fees to a party arranging the loan. Cash collateral received by the Fund in bitcoin lending transactions may be invested in short-term liquid fixed income instruments or in money market mutual funds, or similar investment vehicles. The Fund bears the risk of such investments. Digital asset lending transactions are likely to be treated as taxable dispositions of digital assets for U.S. federal income tax purposes. As a result, the Fund would likely be subject to U.S. federal income tax on its net income and gains from digital asset lending transactions, which would reduce the Fund’s net returns to shareholders.

Market Disruption and Geopolitical Risk

Bitcoin is globally traded, and disruptions can occur in any market traded in by the Fund due to unusually high trading volume, political intervention, or other factors. The imposition of controls by governmental authorities might also limit trading in certain markets to the detriment of the Fund. Significant market illiquidity or disruption could result in major losses to the Fund. Global and regional conflicts may also have a substantial and adverse effect on global economies and investment markets. Global and regional conflicts, terrorism, and related geopolitical risks have led, and may in the future lead, to significant market disruption and increased short-term market volatility and may have adverse long-term effects on economies and markets generally. Such events could also prevent the Investment Manager from accessing or utilizing information or technology that is material to its investment process for the Fund.

Operational Risk

An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers. The occurrence of any of these failures, errors, or breaches could result in a loss of information, regulatory scrutiny, reputational damage, or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cybersecurity Risk

The Fund is potentially susceptible to operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional cyber events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Cybersecurity breaches may involve unauthorized access to the Fund’s digital information systems (e.g., through hacking, phishing, or malicious software coding), but may also result from outside attacks such as distributed denial-of-service attacks, which are a form of effort to make network services unavailable to their intended users. In addition, cybersecurity breaches of the Fund’s third-party vendors can also subject the Fund to many of the same risks associated with direct cybersecurity breaches. Cybersecurity failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV, process shareholder transactions, or otherwise transact business with shareholders; impediments to trading; violations of applicable domestic and international privacy and other laws; regulatory fines; penalties; reputational damage; or additional compliance costs. In addition, substantial costs may be incurred in investigating cyber incidents and in attempting to prevent future recurrences. The Fund has established risk management systems, information security programs, and business continuity plans designed to reduce the risks associated with cybersecurity; however, there is no guarantee that such efforts will succeed, and the Fund and its shareholders could be negatively affected as a result.

Non-Diversification Risk

Focusing investments in a small number of issuers increases risk. The Fund is “non-diversified,” which means that the Fund may invest a significantly larger portion of its assets in the securities of a small number of issuers than a diversified fund. A fund that invests in a relatively smaller number of issuers is more susceptible to risks associated with a single economic, political, regulatory, operational, or other occurrence than a diversified fund might be. The Fund is significantly exposed to risks related to bitcoins, because the Fund will invest primarily in bitcoins, as discussed herein.

Anti-Takeover Provisions

The Fund’s Agreement and Declaration of Trust (the “Declaration”) includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. See “Anti-Takeover and Other Provisions in the Declaration of Trust.” These provisions in the Declaration could have the effect of depriving the shareholders of opportunities to sell their Shares at NAV.

Management of the Fund

Trustees and Officers

The Board is responsible for the management of the Fund, including supervision of the duties performed by the Investment Manager. There are currently [ ] trustees of the Fund, [ ] of whom are treated by the Fund as “interested persons” (as defined in the 1940 Act). The names and business

27

addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the Statement of Additional Information.

Investment Manager

Cipher serves as the investment manager for the Fund. Subject to the supervision of the Board, Cipher is responsible for managing the investment activities of the Fund and the Fund’s business affairs.

Cipher is located at 600 Steamboat Road, Greenwich, CT 06830. Organized in 2018, Cipher provides investment management and advisory services to private investment funds focused on digital assets. Mr. Gerald T. Banks is the ultimate indirect majority owner of Cipher. As of [●], Cipher had approximately $[●] in assets under management.

Investment Management Agreement

Pursuant to the Investment Management Agreement, and in consideration of the services provided by the Investment Manager to the Fund, the Manager is entitled to a Management Fee. The Management Fee is calculated and payable monthly in arrears at the annual rate of [●]% of the month-end NAV of the Fund.

Approval of the Investment Management Agreement

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement will be available in the Fund’s [semi-]annual report on Form N-CSR[S] for the [period/ fiscal year] ending in [●], which will be publicly filed with the SEC.

Portfolio Managers

The following individuals share primary responsibility for managing the Fund.

Name	Since	Recent Professional Experience

Gerald T. Banks	Inception ([●], 2019)	[ ]
Jake Stolarski	Inception ([●], 2019)	[ ]
Vishal Shah	Inception ([●], 2019)	[ ]

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Legal Proceedings

There are no current or threatened material legal or regulatory proceedings to which the Fund, the Investment Manager, or the Distributor is or would become a party.

Control Persons

A control person is a person who owns, either directly or indirectly, beneficially more than 25% of the voting securities of a company. As of the date of this prospectus, the Fund could be deemed to be under control of the Investment Manager, which had voting authority with respect to approximately 100% of the value of the outstanding interests in the Fund on such date. However, it is anticipated that the Investment Manager will no longer be a control person once the Fund commences investment operations and its Shares are sold to the public.

Additional Information

The Board is generally responsible for overseeing the management of the Fund. The Board authorizes the Fund to enter into service agreements with the Investment Manager, the Distributor, the Administrator, and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Fund. Shareholders are not intended to be third-party beneficiaries of such service agreements.

Neither this prospectus, any summary prospectus, the Fund’s Statement of Additional Information, any contracts filed as exhibits to the Fund’s registration statement, nor any other communications or disclosure documents from or on behalf of the Fund creates a contract between a shareholder of the Fund and the Fund, a service provider to the Fund, and/or the trustees or officers of the Fund. The Board may amend this prospectus, the summary prospectus, the Statement of Additional Information, and any other contracts to which the Fund is a party, and interpret the investment objectives, policies, restrictions, and contractual provisions applicable to the Fund without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or when a shareholder approval requirement is specifically disclosed in the Fund prospectus or Statement of Additional Information.

28

Plan of Distribution

[●], located at [●], serves as the Fund’s principal underwriter and acts as the Distributor of the Fund’s Shares on a best efforts basis, subject to various conditions. The Fund’s Shares are offered for sale through the Distributor at NAV plus the applicable sales load. In reliance on Rule 415 of the Securities Act of 1933, as amended (the “1933 Act”), the Fund intends to offer its Shares, on a continual basis, through the Distributor. The Distributor is not required to sell any specific number or dollar amount of the Fund’s Shares but will use its best efforts to solicit orders for the purchase of the Shares.

No market currently exists for the Fund’s Shares. Shares of the Fund will not be listed on any national securities exchange. There is currently no secondary market for the Fund’s Shares and the Fund does not anticipate that a secondary market will develop for its Shares. Neither the Investment Manager nor the Distributor intends to make a market in the Fund’s Shares.

The Fund has agreed to indemnify the Distributor against certain liabilities, including certain liabilities arising under the 1933 Act. To the extent consistent with applicable law, the Distributor has agreed to indemnify the Fund and each trustee against certain liabilities under the 1933 Act, and in connection with the services rendered to the Fund.

Initial Class Shares

Initial Class Shares of the Fund are offered in this prospectus. Initial Class Shares are offered primarily through broker-dealers and other financial firms with which the Distributor has an agreement for the use of the Fund in investment products, programs, accounts, or platforms. Initial Class Shares of the Fund will be held in an account at a financial firm and, generally, the firm will hold a shareholder’s Shares in nominee or street name as his or her agent. In most cases, the Fund’s transfer agent will have no information with respect to or control over accounts of specific shareholders, and a shareholder may obtain information about accounts only through the financial firm. In certain circumstances, the financial firm may arrange to have Initial Class Shares registered in a shareholder’s name or a shareholder may subsequently become a holder of record for some other reason (for instance, terminating a relationship with the financial firm). In such circumstances, a shareholder may contact the Fund at [●] for information about the account.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information.

Purchasing Shares

Investors may purchase Shares directly from the Fund in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by the Transfer Agent. The returned check and stop payment fee is currently $[●]. Investors may buy Shares of the Fund through financial intermediaries. Orders will be priced at the appropriate price next computed after it is received by a financial intermediary and accepted by the Fund. A financial intermediary may hold Shares in an omnibus account in the financial intermediary’s name or the financial intermediary may maintain individual ownership records. Financial intermediaries may charge fees for the services they provide in connection with processing an investor’s transaction order or maintaining his or her account with them. Financial intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly.

If an investment is made through an IRA, Keogh plan, or 401(k) plan, an approved trustee must process and forward the subscription to the Fund. In such case, the Fund will send the confirmation and notice of its acceptance to the trustee.

The Fund accepts initial and additional purchases of Shares as of the first business day of each calendar month. The investor must submit a completed account application form at least five business days before the applicable purchase date. All purchases are subject to the receipt of immediately available funds at least three business days prior to the applicable purchase date in the full amount of the purchase (to enable the Fund to invest the proceeds as of the applicable purchase date). An investor who misses one or both of these deadlines will have the effectiveness of its investment in the Fund delayed until the following month.

Despite having to meet the earlier application and funding deadlines described above, the Fund does not issue the Shares purchased (and an investor does not become a shareholder with respect to such Shares) until the applicable purchase date (i.e., the first business day of the relevant calendar month). Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

Any amounts received in advance of the initial or subsequent purchases of Shares are placed in a non-interest-bearing account by the Transfer Agent prior to their investment in the Fund, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended.

By Mail — Initial Investment

To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to Cipher Technologies Bitcoin Fund to:

Overnight: [●]	Regular Mail: [●]

29

All checks must be in US dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third-party checks, Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of Shares, nor post-dated checks, postdated on-line bill pay checks, or any conditional purchase order or payment.

The Transfer Agent will charge a $[●] fee against an investor’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.

By Wire — Initial Investment

To make an initial investment in the Fund, the Transfer Agent must receive a completed account application from a financial intermediary before an investor wires funds. The financial intermediary may mail or overnight deliver an account application to the Transfer Agent. Upon receipt of the completed account application, the Transfer Agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Fund at [●] for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE in accordance with the procedures described above. Your bank may charge you a fee for wiring same-day funds.  The bank should transmit funds by wire to:

[●]

[●]

ABA #: [●]

Account #: [●]

Further Credit: Shareholder registration and account number

In compliance with the USA Patriot Act of 2001, the Transfer Agent will verify certain information on each account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, investors must supply full name, date of birth, social security number, and permanent street address. Mailing addresses containing only a P.O. box will not be accepted. Registered representatives/investment advisers may call the Fund at [●] for additional assistance when completing an application.

If the Transfer Agent does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within five business days if clarifying information/documentation is not received.

Purchase Terms

The Initial Class Shares’ minimum initial investment is $[●] for regular and retirement plan accounts; financial intermediaries may aggregate to meet the minimum initial investment. The Fund reserves the right to waive investment minimums. The Fund’s Shares are offered for sale through its Distributor at NAV plus the applicable sales load. The price of the Shares during the Fund’s continuous offering will fluctuate over time with the NAV of the Shares.

Investors purchasing Shares will pay a sales load based on the amount of their investment in the Fund. The sales load payable by each investor depends upon the amount invested by such investor in the Fund, but may range from 0.00% to [●]%. A reallowance to participating broker-dealers may be made by the Distributor from the sales load paid by each investor.

You may be able to buy Shares without a sales charge (i.e., “load-waived”) when you are:

•	reinvesting dividends or distributions;
•	a current or former trustee of the Fund;
•	an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings, or any dependent of the employee, as defined in Section 152 of the Internal Revenue Code of 1986, as amended (the “Code”)) of the Fund’s Investment Manager or its affiliates or of a broker-dealer authorized to sell Shares of the Fund;
•	purchasing Shares through a financial services firm that has a special arrangement with the Fund; or
•	participating in an investment advisory or agency commission program under which you pay a fee to an investment adviser or other firm for portfolio management or brokerage services.

The Fund and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Fund or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Unless

30

otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor.

Certificates for Shares will not be issued.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Fund, call the Fund at [●]. You will receive the additional copy within 30 days after receipt of your request to the Fund. Alternatively, if your shares are held through a financial institution, please contact the financial institution directly.

Periodic Repurchase Offers

The Fund is a closed-end interval fund and, to provide liquidity and the ability to receive NAV on a disposition of at least a portion of investors’ Shares, makes periodic offers to repurchase its Shares. No shareholder will have the right to require the Fund to repurchase its Shares, except as permitted by the Fund’s interval structure. No public market for the Shares exists, and none is expected to develop in the future. Consequently, shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their Shares by the Fund, and then only on a limited basis.

The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Shares at NAV on a regular schedule. Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, subject to approval of the Board. The schedule requires the Fund to make repurchase offers every three months. The Fund expects the first repurchase offer to be issued in [●].

Repurchase Dates

The Fund will make quarterly repurchase offers in the months of February, May, August, and November. As discussed below, the date on which the repurchase price for Shares is determined will be generally on or about the 15th day of the following month, but shall occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day).

Repurchase Request Deadline

The date by which shareholders wishing to tender Shares for repurchase must respond to the repurchase offer typically falls approximately seven days before the Repurchase Pricing Date (defined below). When a repurchase offer commences, the Fund sends, at least 21 days before the Repurchase Request Deadline, written notice to each shareholder setting forth, among other things:

•	The percentage of outstanding Shares that the Fund is offering to repurchase and how the Fund will purchase Shares on a pro rata basis if the offer is oversubscribed.

•	The date on which a shareholder’s repurchase request is due.

•	The date that will be used to determine the Fund’s NAV applicable to the repurchase offer (the “Repurchase Pricing Date”).

•	The date by which the Fund will pay to shareholders the proceeds from their Shares accepted for repurchase.

•	The NAV of the Shares as of a date no more than seven days before the date of the written notice and the means by which shareholders may ascertain the NAV.

•	The procedures by which shareholders may tender their Shares and the right of shareholders to withdraw or modify their tenders before the Repurchase Request Deadline.

•	The circumstances in which the Fund may suspend or postpone the repurchase offer.

This notice may be included in a shareholder report or another Fund document. The Repurchase Request Deadline will be strictly observed. If a shareholder fails to submit a repurchase request in good order by the Repurchase Request Deadline, the shareholder will be unable to liquidate Shares until a subsequent repurchase offer and will have to resubmit a request in the next repurchase offer. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.

31

Determination of Repurchase Price and Payment for Shares

The Repurchase Pricing Date will be generally on or about the 15th day of the month that follows the repurchase offer, but shall occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day). The Fund expects to distribute payment to shareholders between one and three business days after the Repurchase Pricing Date and will distribute such payment no later than seven (7) calendar days after such date. The Fund’s NAV per Share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. The method by which the Fund calculates NAV is discussed below under “Net Asset Value.” During the period an offer to repurchase is open, shareholders may obtain the current NAV by visiting [●] or calling the Transfer Agent at [●].

Repurchase Fee

The Fund may, though it does not currently intend to, impose a repurchase fee of up to [●]% on Shares repurchased. The repurchase fee will be retained by the Fund and is intended to offset the trading costs, market effect, and other costs associated with short-term money movements in and out of the Fund. The Board has elected not to impose the repurchase fee in the following situations: (1) redemptions of Shares acquired through the reinvestment of dividends and distributions; (2) certain types of redemptions of Shares owned through participant-directed retirement plans; (3) redemptions in connection with required minimum distributions from an IRA, a participant-directed retirement plan, or any other employee benefit plan or account qualified under Section 401 of the Code; and (4) in such other circumstances as the Fund may determine in its sole discretion.

Your financial adviser or other financial intermediary may charge service fees for handling Share repurchases. In such cases, there may be fees imposed by the intermediary on different terms (and subject to different exceptions) than those set forth above. Please consult your financial adviser or other financial intermediary for details.

Suspension or Postponement of Repurchase Offers

The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act, as described below, but only with the approval of a majority of the Board, including a majority of trustees who are not “interested persons” of the Fund, as defined in the 1940 Act. The Fund may suspend or postpone a repurchase offer only: (1) for any period during which the NYSE or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

Oversubscribed Repurchase Offers

There is no minimum number of Shares that must be tendered before the Fund will honor repurchase requests. However, the Board sets for each repurchase offer a maximum percentage of Shares that may be repurchased by the Fund, which is currently expected to be 5% of the Fund’s outstanding Shares. In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional Shares up to a maximum amount of 2% of the outstanding Shares of the Fund. If the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Shares tendered on a pro rata basis.

If any Shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit a new repurchase request, and your repurchase request will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may tender more Shares than they wish to have repurchased in a particular quarter, increasing the likelihood of proration.

There is no assurance that you will be able to tender your Shares when or in the amount that you desire.

Consequences of Repurchase Offers

From the time the Fund distributes or publishes each repurchase offer notification until the Repurchase Pricing Date for that offer, the Fund must maintain liquid assets at least equal to the percentage of its Shares subject to the repurchase offer. For this purpose, “liquid assets” means assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which the Fund values them, within the period between the Repurchase Request Deadline and the repurchase payment deadline, or which mature by the repurchase payment deadline. The Fund may incur tax liabilities as a result of sales of assets made in connection with any repurchase offer. The Fund is also permitted to borrow up to the maximum extent permitted under the 1940 Act to meet repurchase requests.

If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. There is no assurance that the Fund will be able sell a significant amount of additional Shares so as to mitigate these effects.

32

These and other possible risks associated with the Fund’s repurchase offers are described under “Principal Risks of Investment in the Fund — Repurchase Offers Risk” above. In addition, the repurchase of Shares by the Fund will generally be a taxable event to shareholders, which may potentially include even those shareholders that do not participate in the repurchase. For a discussion of these tax consequences, see “Tax Matters” below and in the Statement of Additional Information.

Net Asset Value

The NAV of the Fund’s Shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of Shares outstanding.

The Fund’s Shares are ordinarily valued as of the close of regular trading on the NYSE (the “NYSE Close”) on the second business day of each calendar week; provided, that the Fund’s Shares will be valued as of the NYSE Close on each of the five business days immediately preceding each Repurchase Request deadline. Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated for a particular week (or day) will not generally be used to retroactively adjust the price of a security or the NAV previously determined. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems, and other third-party sources (together, “Pricing Services”). Portfolio bitcoins are generally valued at the last sales price as of the valuation time on the exchange that the Investment Manager determines in good faith to be indicative of global trading activity in bitcoin, or based on an index of such exchange prices. Domestic fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange-traded options and futures contracts are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based upon the NAVs of such investments.

Investments for which market quotes or market-based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances when market quotes are not readily available, and has delegated to Cipher the responsibility for applying the fair valuation methods. In the event that market quotes or market-based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board (“Valuation Committee”), generally based on recommendations provided by Cipher. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to Cipher the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

Distributions

The Fund may, but is not required to, make periodic dividend payments or other distributions to its shareholders. Such dividends or distributions may be funded from net investment income, long- or short-term capital gains and/or sources that are unrelated to the Fund’s performance, such as from offering proceeds. Unless shareholders specify otherwise, any such dividends and distributions will be reinvested in Shares of the Fund in accordance with the Fund’s dividend reinvestment plan. Due to the expected composition of the Fund’s portfolio and the Fund’s status as an interval Fund, the Fund expects to realize capital gains primarily in connection with its regular repurchases of Shares, and expects that investment income earned with respect to portfolio holdings will be limited.

To the extent that any portion of the Fund’s annual distribution is considered a return of capital to shareholders, such portion would not be considered dividends for U.S. federal income tax purposes and would represent a return of the amounts that such shareholders invested. Although such return of capital distributions are not currently taxable to shareholders, such distributions will have the effect of lowering a shareholder’s tax basis in such Shares, thereby potentially resulting in a higher tax liability when the Shares are sold, even if they have not increased in value, or in fact, have lost value. Each year, a statement on Form 1099-DIV identifying the nature of the Fund’s distributions (e.g., qualified dividend income and/or return of capital) will be furnished to shareholders subject to IRS reporting. There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

33

Dividend Reinvestment Plan

Pursuant to the Fund’s dividend reinvestment plan (the “Plan”), all shareholders will have all distributions reinvested automatically in additional Shares by [●], as agent for the shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers, or other nominees that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker, or nominee should contact the bank, broker, or nominee for details. Such shareholders may not be able to transfer their shares to another bank or broker and continue to participate in the Plan. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf) will be paid in cash by check mailed, in the case of direct shareholders, to the record holder by [●], as the Fund’s dividend disbursement agent.

Shares received under the Plan will be issued to you at their NAV on the ex-dividend date; there is no sales or other charge for reinvestment. You are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the Plan Agent or by contacting your broker or dealer, who will inform the Fund. Your request must be received by the Fund before the record date to be effective for that distribution.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Any proxy you receive will include all Shares you have received under the Plan.

Automatically reinvested distributions are taxed in the same manner as cash distributions. See “Tax Matters.”

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from [●].

Description of capital structure and SHARES

The following is a brief description of the anticipated capital structure of the Fund. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Declaration and the Fund’s bylaws (the “Bylaws”), in each case as amended and/or restated through the date hereof. The Declaration and Bylaws are each exhibits to the registration statement of which this prospectus is a part.

The Fund is an unincorporated voluntary association with transferable shares of beneficial interest (commonly referred to as a “Massachusetts business trust”) established under the laws of The Commonwealth of Massachusetts by the Declaration. The Declaration provides that the trustees of the Fund may authorize separate classes of shares of beneficial interest. Preferred shares may be issued in one or more series, with such par value and with such rights as determined by the Board, by action of the Board without the approval of the common shareholders. The Declaration authorizes the issuance of an unlimited number of Shares. The Shares will be issued with a par value of $0.00001 per share. The Fund currently offers one class of retail Shares: Initial Class. The fees and expenses for the Fund are set forth in “Summary of Fund Expenses” above. Certain share class details are set forth in “Plan of Distribution” above.

Shareholders will be entitled to the payment of dividends and other distributions when, as, and if declared by the Board. All Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Shares will, when issued, be fully paid and, subject to matters discussed in “Anti-Takeover and Other Provisions in the Declaration of Trust,” non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities, and refunding agreements as it deems necessary for its protection, the Board may distribute the remaining assets of the Fund among the Fund’s shareholders.

The Fund does not intend to hold annual meetings of shareholders. If the Fund does hold a meeting of shareholders, Shares of the Fund entitle their holders to one vote for each Share held; however, if the Fund has outstanding more than one class of Shares, separate votes shall be taken by each class of Shares on matters affecting an individual class of Shares. Each fractional share shall be entitled to a proportionate fractional vote, except as otherwise provided by the Declaration, Bylaws, or required by applicable law.

The Fund will send unaudited reports at least semiannually and audited financial statements annually to all holders of its Shares.

The following table shows the amounts of Shares of the Fund that were authorized and outstanding as of [●]:

Title of Class	Amount Authorized	Amount Held by the Fund for its Account	Amount Outstanding
Initial Class	Unlimited	0	$	[●]

34

Anti-takeover and other provisions in the Declaration of Trust

The Declaration and the Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status.

As described below, the Declaration grants special approval rights with respect to certain matters to members of the Board who qualify as “Continuing Trustees,” which term means a trustee who either (i) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board by a majority of the Continuing Trustees then members of the Board.

The Declaration requires the affirmative vote or consent of at least seventy-five percent (75%) of the Board and holders of at least seventy-five percent (75%) of the Fund’s shares to authorize certain Fund transactions not in the ordinary course of business, including a merger or consolidation or share exchange, issuance or transfer by the Fund of the Fund’s shares having an aggregate fair market value of $1,000,000 or more (except as may be made pursuant to a public offering, the Fund’s dividend reinvestment plan or upon exercise of any stock subscription rights), a sale, lease, exchange, mortgage, pledge, transfer, or other disposition of Fund assets, having an aggregated fair market value of $1,000,000 or more, or any shareholder proposal regarding specific investment decisions, unless the transaction is authorized by both a majority of the trustees and seventy-five percent (75%) of the Continuing Trustees (in which case no shareholder authorization would be required by the Declaration, but may be required in certain cases under the 1940 Act). The Declaration also requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of the Fund’s shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the trustees and seventy-five percent (75%) of the Continuing Trustees (in which case shareholders would have only the minimum voting rights required by the 1940 Act with respect to the conversion). Also, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund’s shares or, alternatively, by vote or consent of both a majority of the trustees and seventy-five percent (75%) of the Continuing Trustees. See “Anti-Takeover and Other Provisions in the Declaration of Trust” in the Statement of Additional Information for a more detailed summary of these provisions.

The trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the Bylaws, certain of which are required by the 1940 Act.

The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control of the Fund by a third party. These provisions also provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Bylaws, both of which are on file with the SEC.

Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

Tax matters

U.S. Federal Income Tax Matters

The following is a summary discussion of certain significant U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds, and/or disposes of Shares of the Fund, and reflects provisions of the Code, existing Treasury regulations, administrative rulings, and court decisions as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect, which may cause the tax consequences relevant to shareholders to differ materially and adversely from those set forth herein. This discussion does not purport to address all of the U.S. federal income tax consequences that may be relevant to a shareholder. Other and different tax considerations may be applicable to particular investors, such as insurance companies, financial institutions, broker-dealers, tax-advantaged retirement plans, and tax-exempt shareholders. This discussion applies only to Shares that hold Shares as capital assets. In addition, income and gains resulting from an investment in the Fund may be subject to state, local, and foreign taxes. Each prospective shareholders is urged to consult its own tax adviser regarding its particular situation and the possible application of U.S. federal, state, local, foreign, or other tax laws.

For U.S. federal income tax purposes, the treatment of any beneficial owner of an interest in an entity treated as a partnership for U.S. federal income tax purposes will generally depend upon the status of the partner and upon the activities of the partnership. Partnerships and other

35

entities that are treated as partnerships for U.S. federal income tax purposes and beneficial owners of interests therein should consult their tax advisors about the U.S. federal income tax consequences of purchasing, owning, and disposing of the Shares.

For purposes of this discussion, a “U.S. Shareholder” is a shareholder that is:

●	An individual who is a citizen or resident of the United States;

●	A corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof;

●	An estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or

●	A trust, if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) the trust has a valid election in effect under applicable Treasury regulations to be treated as a United States person.

For purposes of this discussion, a “Non-U.S. Shareholder” is a shareholder that, for U.S. federal income tax purposes, is an individual, corporation, estate, or trust and that is not a U.S. Shareholder.

Taxation of the Fund

The Fund will be treated as a corporation for U.S. federal income tax purposes and not as a regulated investment company eligible for favorable tax treatment under Subchapter M of the Code. As a result, the Fund will be subject to U.S. federal income tax on its entire net income and gains at the rates applicable to U.S. corporations, as well as applicable state and local income taxes. The Fund may recognize gain or loss for U.S. federal income tax purposes as a consequence of sales or other dispositions of digital assets and may recognize income, gain or loss as a consequence of transactions in derivatives on digital assets. Digital asset lending transactions are likely to be treated as taxable dispositions of digital assets for U.S. federal income tax purposes. The Fund may also recognize taxable income as a consequence of forks, air drops, and similar events.

Taxation of Digital Assets

Many significant aspects of the U.S. federal income tax treatment of digital assets are uncertain. On March 25, 2014, the IRS released the Notice, which discusses certain aspects of the treatment of “convertible virtual currencies” such as bitcoin for U.S. federal income tax purposes. The Notice stated that, for U.S. federal income tax purposes, (i) convertible virtual currency is “property” that is not currency and (ii) convertible virtual currency may be held as a capital asset. The Notice further stated that general tax principles applicable to property transactions apply to transactions using convertible virtual currency. Therefore, a person that holds bitcoin as capital assets and sells the bitcoin or transfers bitcoin in exchange for other property or services may recognize a capital gain or loss upon such sale or transfer.

There can be no assurance, however, that the IRS will not alter its position with respect to convertible virtual currency or that a court would uphold the treatment set forth in the Notice. In addition, legislation has been introduced and may be introduced in the future that would, if enacted, cause virtual currency to be treated as currency for U.S. federal income tax purposes. If virtual currencies were properly treated as currency for U.S. federal income tax purposes, gains recognized on the disposition of virtual currencies would constitute ordinary income, and losses recognized on the disposition of digital currencies could be subject to special reporting requirements applicable to “reportable transactions.”

The Notice does not address other significant aspects of the U.S. federal income tax treatment of virtual currency, including: (i) whether virtual currency is properly treated as a “commodity” for U.S. federal income tax purposes and (ii) whether and how a holder of virtual currency acquired at different times or at varying prices may designate, for U.S. federal income tax purposes, which units of the virtual currency are transferred in a subsequent sale or other disposition. The Notice also does not address the U.S. federal income tax treatment of a “fork,” “air drop,” or other similar event with respect to virtual currency, and it is possible that such occurrence would be treated as a taxable event.

Other Fund Investments

The Fund’s investments in futures, options and other derivatives generally are subject to one or more special tax rules. These rules may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iii) adversely affect the time as to when a purchase or sale of an asset is deemed to occur; (iv)  cause the Fund to recognize taxable income or gain without a corresponding receipt of cash; or (v) otherwise adversely alter the characterization of certain of these transactions. These rules could therefore affect the amount, timing, and/or character of income recognized by the Fund and thus the amount of tax paid by the Fund.

Taxation of Shareholders Generally

Distributions

As noted above, the Fund expects to be subject to corporate-level taxation as a C corporation. Distributions paid by the Fund out of the Fund’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes, will constitute dividends for U.S. federal income

36

tax purposes. The Fund may pay distributions during a tax year in an amount that exceeds the current and accumulated earnings and profits of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital that will be applied against and reduce the shareholder’s tax basis in its Shares. To the extent that the amount of any such distribution exceeds the shareholder’s tax basis in its Shares, the excess will be treated as gain from a sale or exchange of Shares.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Shares. Generally, for U.S. federal income tax purposes, a shareholder receiving Shares under the DRP will be treated as having received a distribution equal to the fair market value of such Shares on the date the Shares are credited to the shareholder’s account.

Sale or Exchange of Shares

If certain conditions are met, the Fund’s repurchase of Shares from a shareholder will be treated as a sale or exchange for U.S. federal income tax purposes. If a repurchase of Shares does not satisfy any of the relevant conditions, the repurchase of Shares will be treated in the manner as distributions described above and thus will be treated as a dividend to the extent of the Fund’s current and accumulated earnings and profits. In order for a repurchase of Shares from any shareholder to be treated as a sale or exchange, the repurchase must (i) constitute a complete termination of the shareholder’s interest in the Fund, (ii) be “substantially disproportionate” with respect to the shareholder, or (iii) not be “essentially equivalent to a dividend” with respect to the shareholder. In determining whether any of these tests is satisfied, a shareholder must take into account both Shares it actually owns and Shares it is treated as owning under applicable constructive ownership rules. Prospective shareholders should note that their ability to satisfy any of the tests described above may be affected by the proration that may occur if a repurchase offer by the Fund is oversubscribed.

In addition, there is a risk that shareholders who do not tender any of their Shares for repurchase, or whose percentage interest in the Fund otherwise increases as a result of the repurchase offer, will be treated for U.S. federal income tax purposes as having received a taxable dividend distribution as a result of their proportionate increase in the ownership of the Fund. Shareholders are urged to consult their tax advisers to determine the tax treatment of a repurchase of Shares in light of their particular circumstances.

Taxation of U.S. Shareholders

Distributions

For a non-corporate U.S. Shareholder, any dividend received from the Fund, including any Share repurchase proceeds treated as a dividend, will generally constitute “qualified dividend income,” which is subject to U.S. federal income tax at the preferential rates applicable to net capital gain, if the U.S. Shareholder satisfies an applicable holding period requirement with respect to his or her Shares and certain other requirements are met. In general, a dividend is not treated as qualified dividend income (1) if the dividend is received with respect to any share of stock held or deemed held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

A dividend received from the Fund by a corporate U.S. Shareholder, including any Share repurchase proceeds treated as a dividend, will be eligible for a dividends-received deduction if the U.S. Shareholder satisfies an applicable holding period requirement with respect to its Shares and certain other requirements are met. In general, a dividend will not be eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock held or deemed held for less than 46 days or (2) to the extent that the recipient is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may be disallowed or reduced by application of various provisions of the Code (for example, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock — generally, stock acquired with borrowed funds).

Sales and Repurchases of Shares

Upon a sale or other disposition of Shares, or a repurchase of Shares that is treated as a sale or exchange, a U.S. Shareholders generally will recognize a capital gain or loss. The amount of the gain or loss will be equal to the difference between the amount received for the Shares and the shareholder’s adjusted tax basis in the relevant Shares. Such gain or loss generally will be a long-term capital gain or loss if the shareholder has held such Shares as capital assets for more than one year. Otherwise, the gain or loss will be treated as short-term capital gain or loss. Under current law, net capital gains recognized by non-corporate shareholders are generally subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income.

No loss will be allowed on a sale or other disposition of Shares if the shareholder acquires (including through reinvestment of dividends or otherwise) Shares, or enters into a contract or option to acquire Shares, within 30 days before or after any disposition of such Shares at a loss. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss.

37

Additional Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates, and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. U.S. persons that are individuals, estates, or trusts are urged to consult their tax advisors regarding the applicability of this tax to their income and gains in respect of their investment in the Fund.

Backup Withholding and Tax Reporting

Information returns will be filed with the IRS in connection with dividends on Shares and the proceeds from a sale repurchase of Shares. A shareholder will be subject to backup withholding on all such payments if it fails to provide the Fund (or if Fund shares are purchased through an intermediary, the intermediary) with its correct taxpayer identification number (generally, in the case of a U.S. resident shareholder, on an IRS Form W-9) and to make required certifications or otherwise establish an exemption from backup withholding. Corporate shareholders and certain other shareholders generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld as backup withholding may be credited against the applicable shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Reporting of adjusted cost basis information is required for covered securities, which generally include Shares of the Fund, to the IRS and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Under U.S. Treasury regulations, if a shareholder recognizes losses with respect to Shares of $2 million or more for an individual or $10 million or more for a corporation, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders

Whether an investment in the Fund is appropriate for a Non-U.S. Shareholder (as defined above) will depend upon that investor’s particular circumstances. Non-U.S. Shareholders should consult their tax advisors before investing in Shares.

The U.S. federal income taxation of a shareholder that is a Non-U.S. Shareholder generally depends on whether the income that the shareholder derives from the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

In general, distributions paid by the Fund to a Non-U.S. Shareholder out of its current or accumulated earnings and profits, including any Share repurchase proceeds treated as a dividend, are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). If the amount of a distribution to a Non-U.S. Shareholder exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the Non-U.S. Shareholder’s tax basis in its Fund shares and thereafter will be taxable as capital gain. A return of capital or capital gain recognized by a Non-U.S. Shareholder as a consequence of a distribution by the Fund in excess of its current and accumulated earnings and profits will generally not be subject to U.S. federal income tax, except as described in the immediately following paragraph. However, the Fund (or if Fund shares are purchased through an intermediary, an intermediary) may apply U.S. federal income tax withholding to such distributions because of uncertainty as of the time such distributions are made regarding the amount of the Fund’s earnings and profits for the applicable taxable year, and hence as to whether the distribution should be treated in whole or in part as a dividend. To the extent such withholding occurs, a Non-U.S. Shareholder may be permitted to seek a refund of the withheld tax by filing an appropriate claim for a refund with the IRS.

A Non-U.S. Shareholder is not, in general, subject to U.S. federal income tax on gain (and is not allowed a deduction for loss) realized on the sale or repurchase of Shares or on the portion of a Fund distribution that is in excess of the Fund’s accumulated and current earnings and profits and is treated as a capital gain in the hands of the Non-U.S. Shareholder, as described in “Distributions” above, unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the distribution and certain other conditions are met.

Non-U.S. Shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the Non-U.S. Shareholders within the United States will, in general, be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents, or domestic corporations, whether such income is received in cash or reinvested in Shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a Non-U.S. Shareholders is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

38

The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the potential application of the U.S. estate tax.

In order to qualify for lower withholding tax rates under applicable income tax treaties or to establish an exemption from backup withholding, a Non-U.S. Shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, Form W-8BEN-E or substitute form). Non-U.S. Shareholders should contact their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A Non-U.S. Shareholders may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.

FATCA

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on dividends it pays. If a payment by a Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to Non-U.S. Shareholders described above. The IRS and the Department of Treasury have issued proposed regulations providing that, notwithstanding prior guidance, these withholding rules will not be applicable to gross proceeds from the sale or other disposition of property that can produce U.S. source interest or dividends, such as the Shares, provided that such gross proceeds are not treated as a dividend under the rules described above.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in the Fund.

Other Taxes

Shareholders may be subject to state, local, and non-U.S. taxes with respect to their investment in the Fund. The tax treatment of the Fund and the Fund’s investments (including the tax treatment of digital assets) and the treatment of distributions made to shareholders by the Fund under other jurisdictions’ tax laws may differ significantly from the treatment under the Code. Accordingly, an investment in Shares may have tax consequences for shareholders that are different from those of a direct investment in the Fund’s portfolio investments. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Additional Information

The foregoing discussion relates solely to U.S. federal income tax laws and is for general information only. Shareholders are urged to consult their tax advisors regarding the application of U.S. federal, state, local, and, where applicable, foreign tax laws to their particular circumstances.

ERISA CONSIDERATIONS

Employee benefit plans and other plans subject to ERISA or the Code, including corporate savings and 401(k) plans, IRAs, and Keogh Plans (each, an “ERISA Plan”) may purchase Shares. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions, and other standards. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered “plan assets” of any ERISA Plan investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, none of the Fund or the Investment Manager will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any ERISA Plan that becomes a shareholder, solely as a result of the ERISA Plan’s investment in the Fund.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisers regarding the consequences under ERISA of an investment in the Fund through an ERISA Plan.

Custodian, Administrator, and Transfer Agent

The custodian of the assets of the Fund is [●].

39

The administrator of the Fund is [●]. The administrator performs fund accounting services as well as administrative and compliance services on behalf of the Fund.

[●] serves as the Fund’s transfer agent, registrar, and dividend disbursement agent, as well as agent for the Fund’s Dividend Reinvestment Plan.

Independent Registered Public Accounting Firm

[●] serves as independent registered public accounting firm for the Fund. [●] provides audit services, tax services, and other audit-related services to the Fund.

Legal Matters

Certain legal matters will be passed on for the Fund by [●].

40

41

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information, which is not a prospectus, is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or jurisdiction where the offer or sale is not permitted.

Subject to Completion dated [●], 2019

CIPHER TECHNOLOGIES BITCOIN FUND

Statement of Additional Information

May 13, 2019

Cipher Technologies Bitcoin Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company that continuously offers its shares (the “Shares”) and is operated as an “interval fund.” The Fund offers one class of Shares: Initial Class.

This Statement of Additional Information relating to the Shares of the Fund is not a prospectus and should be read in conjunction with the Fund’s prospectus relating thereto dated May 13, 2019, as supplemented from time to time (the “Prospectus”). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Shares, and investors should obtain and read the Prospectus prior to purchasing such shares.

Cipher Technologies Management LP (“Cipher” or the “Investment Manager”), 600 Steamboat Road, Greenwich, CT 06830, is the investment manager to the Fund.

A copy of the Prospectus and annual or semiannual reports for the Fund may be obtained, when available, free of charge at the telephone number and address listed below or by visiting [●].

Cipher Technologies Bitcoin Fund

600 Steamboat Road

Greenwich, CT 06830

Attn: Regulatory Document Request

Telephone: [●]

Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

1

2

THE FUND

The Fund is a non-diversified, closed-end management investment company that continuously offers its Shares and is operated as an “interval fund.” The Fund offers one class of Shares: Initial Class. The Fund was formed on May 9, 2019 as a Massachusetts business trust.

INVESTMENT OBJECTIVES, POLICIES, and Restrictions

The investment objectives, policies, and risks of the Fund are described in the Prospectus. Additional information concerning specific fundamental and non-fundamental investment policies of the Fund is set forth below. Unless otherwise stated herein, all investment policies of the Fund may be changed by the Board of Trustees (the “Board’) without shareholder approval. In addition, the Fund may be subject to restrictions on its ability to utilize certain investments or investment techniques. Unless otherwise stated herein, these additional restrictions may be changed with the consent of the Board but without approval by or notice to shareholders.

Additional Information Regarding the Fund’s Investment Strategies and Risks

Derivative Instruments

The Fund may, but is not required to, use a number of derivative instruments for risk management purposes or to seek to enhance investment returns. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indices and other assets. The Investment Manager may decide not to employ one or more of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Examples of derivative instruments that the Fund may use include, but are not limited to, futures contracts and covered calls. Transactions in certain derivatives are subject to clearance by a clearinghouse, while other derivatives are subject to risks of trading in the OTC markets or on non-U.S. exchanges. In addition, the U.S. government has enacted the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which includes provisions for regulation of the derivatives market, including new clearing, margin, reporting and registration requirements. The European Union (and some other countries) are implementing similar requirements that will affect funds that enter into derivatives transactions with counterparties organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear.

Additionally, the new requirements may result in increased uncertainty about credit/counterparty risk, and they may also limit the flexibility of the Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”). The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.

Derivatives involve special risks, including credit/counterparty risk, illiquidity, difficulties in valuation, leverage risk and, to the extent the Investment Manager’s view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses or lower income or gains than if they had not been used. The Fund’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce the Fund’s NAV and the losses may be significantly greater than if derivatives had not been used. The degree of the Fund’s use of derivatives may be limited by certain provisions of the Code. When used, derivatives may affect the amount, timing and/or character of distributions payable to, and thus taxes payable by, shareholders.

The primary types of derivative instruments in which the Fund may invest are described in more detail below. However, the Fund is not limited to investments in these instruments and may decide not to employ any or all of these strategies.

Futures Contracts

Futures transactions involve the Fund’s buying or selling futures contracts. A futures contract is an agreement between two parties to buy and sell a particular security, commodity, currency or other asset, or group or index of securities, commodities, currencies or other assets, for a specified price on a specified future date. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash (depending on whether the contract calls for physical delivery or cash settlement) at the time and in the amount specified in the contract. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount.

3

When a trader, such as the Fund, enters into a futures contract, it is generally required to deposit with (or for the benefit of) its broker as “initial margin” an amount of cash or short-term, high-quality/liquid securities (such as U.S. Treasury bills or high-quality tax-exempt bonds acceptable to the broker). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as “variation margin.” The margin rates set by brokers and clearinghouses for bitcoin futures are significantly higher than for other futures contracts due to the novelty and volatility of the underlying bitcoin spot market.

The gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions and other transaction costs. Should the value of the assets in the margin account drop below the minimum amount required to be maintained, or “maintenance margin,” the Fund will be required to deposit additional assets to the account.

Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of an offsetting contract. If the price of the sale of the futures contract by the Fund is less than the price of the offsetting purchase, the Fund will realize a loss. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, a futures purchase is closed by the purchaser selling an offsetting futures contract.

Futures contract prices, and the prices of the related contracts in which the Fund may trade, may be highly volatile. Such prices are influenced by, among other things: changing supply and demand relationships; government trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; and changes in interest rates. In addition, governments from time to time intervene, directly and by regulation, in these markets, with the specific intention of influencing such prices. The effect of such intervention is often heightened by a group of governments acting in concert.

The low margin deposits normally required in futures trading permit an extremely high degree of leverage. Accordingly, a relatively small price movement in a futures contract can result in immediate and substantial losses to the investor. As an added risk in these volatile and highly leveraged markets, it is not always possible to liquidate futures positions to prevent further losses or recognize unrealized gains. Illiquidity can arise due to daily price limits taking effect or to market disruptions. Futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. Futures prices have occasionally moved beyond the daily limits for several consecutive days with little or no trading. The potential inability to liquidate futures positions creates the possibility of a Fund being unable to control its losses. Cash posted as margin in connection with the Fund’s futures contracts will not be available to the Fund for investment or other purposes.

Options

The Fund may write covered calls on its portfolio assets, and also retains the flexibility to enter into a range of other options transactions. Options transactions may involve the Fund’s buying or writing (selling) options on securities, futures contracts, securities indices (including futures on securities indices), currencies or other assets. The Fund may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that it owns or intends to acquire. Options can generally be classified as either “call” or “put” options. There are two parties to a typical options transaction: the “writer” (seller) and the “buyer.” A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return (by the amount of such premium) on the underlying security or other asset if the option is exercised, and results in a loss (equal to the amount of such premium) if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. An “American-style” option allows exercise of the option at any time during the term of the option. A “European-style” option allows an option to be exercised only at a specific time or times, such as the end of its term. Options may be traded on or off an established securities or options exchange.

If the holder (writer) of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling (buying) an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. The Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option. Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter), the value of an options contract may change as a result of the lapse of time even though the value of the futures contract or security underlying the option (and of the security or other asset deliverable under the futures contract) has not changed.

4

Other Derivatives; Future Developments

The above discussion relates to the Fund’s potential use of certain types of derivatives currently available. However, the Fund is not limited to the transactions described above. In addition, the relevant markets and related regulations are constantly changing and, in the future, the Fund may use derivatives not currently available or widely in use.

Securities Lending

The Fund may lend a portion of its portfolio assets to brokers, dealers, or other financial institutions under contracts calling for the deposit by the borrower with the Fund’s custodian of collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. If the Fund lends portfolio assets, its investment performance will continue to reflect changes in the value of the assets loaned and the Fund will also receive a fee or interest on the collateral. These fees or interest are income to the Fund, although the Fund often must share the income with the lending agent and/or the borrower. The Fund will continue to benefit from interest or dividends on the assets loaned (although the payment characteristics may change) and may also earn a return from the collateral, which may include shares of a money market fund subject to any investment restrictions listed in this Statement. Under some lending arrangements a Fund may receive a set fee for keeping its portfolio assets available for lending. Any voting rights, or rights to consent, relating to assets loaned pass to the borrower. However, if a material event (as determined by the Investment Manager) affecting the investment occurs, the Fund may seek to recall the assets so that the Fund may vote, although the Investment Manager may not know of such event in time to recall the assets or may be unable to recall the assets in time to vote them. The Fund pays various fees in connection with such loans, including fees to the party arranging the loans, shipping fees, and custodian and placement fees . Loans must be fully collateralized at all times, but involve some credit/counterparty risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligation and the Fund is delayed in or prevented from recovering the collateral. In addition, any investment of cash collateral is generally at the sole risk of the Fund. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan generally are at the Fund’s risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required by the lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash, possibly requiring it to liquidate other portfolio assets to satisfy its obligations.

Fundamental Investment Restrictions

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Fund’s outstanding Shares]:

(1)	Purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value at the time of investment) would be invested in a single industry (for purposes of this restriction, investment companies are not considered to be part of any industry); provided, for the avoidance of doubt, that the Fund will invest beyond this threshold in bitcoin and related assets.

(2)	Purchase or sell real estate.

(3)	Purchase or sell commodities or commodities contracts or oil, gas, or mineral programs; provided, however, that the Fund may invest in bitcoins, notwithstanding that they may be categorized as commodities for certain federal securities law and other purposes. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling, or entering into futures contracts, options on futures contracts, forward contracts, or other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(4)	Borrow money or issue any senior security, except to the extent permitted under the 1940 Act and as interpreted, modified, or otherwise permitted from time to time by regulatory authority having jurisdiction.

(5)	Make loans, except to the extent permitted under the 1940 Act, as interpreted, modified, or otherwise permitted from time to time by regulatory authority having jurisdiction.

(6)	Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

Additionally, as a fundamental policy, the Fund invests, under normal circumstances, at least 80% of its total assets in a portfolio of bitcoins or futures or other derivatives providing similar economic exposure.

In addition, the Fund has also adopted the following fundamental policies with respect to repurchase offers, which may not be changed without the approval of the holders of a majority of the Fund’s outstanding Shares:

(a)	The Fund will make quarterly repurchase offers pursuant to Rule 23c-3 under the 1940 Act, as it may be amended from time to time.

(b)	The Fund will repurchase shares that are tendered by a specific date (the “Repurchase Request Deadline”), which will be established by the Board in accordance with Rule 23c-3, as amended from time to time. Rule 23c-3 requires the Repurchase Request Deadline to be no less than 21 and no more than 42 days after the Fund sends notification to shareholders of the repurchase offer.

(c)	There will be a maximum fourteen (14) calendar day period (or the next business day if the 14th calendar day is not a business day) between the Repurchase Request Deadline and the date on which the Fund’s net asset value applicable to the repurchase offer is determined.

5

Other Information Regarding Investment Restrictions

Subject to the Fund’s self-imposed limitations, if any, as they may be amended from time to time, the Fund interprets its policies with respect to leverage and borrowing, issuing senior securities, and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC.

Currently, under the 1940 Act, the Fund may generally not lend money or property to any person, directly or indirectly, if such person controls or is under common control with the Fund, except for a loan from the Fund to a company that owns all of the outstanding securities of the Fund, except directors’ and qualifying shares.

The phrase “shareholder approval,” as used in the Prospectus and this Statement of Information, and the phrase a “majority of the outstanding,” when used with respect to particular shares of the Fund (whether voting together as a single class or voting as separate classes), means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

Unless otherwise indicated, all limitations applicable to the Fund’s investments apply only at the time of investment. Any subsequent change in the percentage of Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets, will not require the Fund to dispose of an investment.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

To the extent the Fund covers its commitment under a derivative instrument by the designation of assets determined by the Investment Manager to be liquid in accordance with procedures adopted by the trustees, equal in value to the amount of the Fund’s commitment, such instrument will not be considered a “senior security” for purposes of the Fund’s limitations on borrowings.

MANAGEMENT OF THE FUND

Trustees and Officers

The business of the Fund is managed under the direction of the Board. Subject to the provisions of the Fund’s Agreement and Declaration of Trust, as may be amended from time to time (the “Declaration”), its Bylaws, as may be amended from time to time (the “Bylaws”), and Massachusetts law, the trustees have all powers necessary and convenient to carry out their responsibilities, including the election and removal of the Fund’s officers.

Board Composition

The Board consists of [ ] trustees, [ ] of whom are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Fund or of Cipher (collectively, the “Independent Trustees”), which represents [ ]% of the trustees that are Independent Trustees. The Chairman of the Board presides at meetings and acts as a liaison with service providers, officers, attorneys, and other trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.

The Board meets regularly four times each year to discuss and consider matters concerning the Fund, and also holds special meetings to address matters arising between regular meetings. The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone.

The Board has established four standing Committees to facilitate the Board’s oversight of the management of the Fund: the Audit Committee, the Nominating Committee, the Valuation Committee, and the Compensation Committee. The functions and role of each Committee are described below under “—Committees of the Board of Trustees.” The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties.

The Board reviews its leadership structure periodically and has determined that this leadership structure, including an Independent Chairman, a majority of Independent Trustees, and Committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Fund. In reaching this conclusion, the Board considered, among other things, the predominant role of Cipher in the day-to-day management of Fund affairs, the extent to which the work of the Board is conducted through the Committees, the assets of the Fund, and the management, distribution, and other arrangements of the Fund. The Board also believes that its structure facilitates an efficient flow of information concerning the management of the Fund to the Independent Trustees.

6

Risk Oversight

The Fund has retained Cipher to provide investment advisory services. Accordingly, Cipher is principally responsible for the management of risks that may arise from Fund investments and operations. Some employees of Cipher serve as officers of the Fund, including the Fund’s principal executive officer, principal financial and accounting officer, and chief compliance officer. Cipher and the Fund’s third-party service providers have adopted policies and procedures reasonably designed to identify, assess, and manage different types of risks associated with the Fund’s activities. The Board oversees the performance of these functions by Cipher and the other service providers, both directly and through its Committee structure. The Board receives regular and ad-hoc reports from Cipher regarding the Fund’s activities and the actual and potential risks of the Fund. These include reports on investment and market risks, custody, valuation, legal and regulatory compliance, and financial accounting and reporting. The Board also regularly will receive reports regarding distribution of the Fund’s shares from the Fund’s Distributor. Finally, the Board intends to meet periodically with the portfolio managers of the Fund. The Board has emphasized to Cipher the importance of maintaining effective risk management programs.

The Board has appointed a Chief Compliance Officer (“CCO”) for the Fund. The CCO oversees the development of compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees and will provide presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board will periodically discuss relevant risks affecting the Fund with the CCO at these meetings. The Board has approved the Compliance Policies and will review the CCO’s reports. Further, the Board will annually review the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

The Board recognizes that the reports it will receive concerning risk management matters will be summaries of the relevant information. The Board also recognizes that not all applicable risks are capable of identification in advance, that risk mitigation approaches range in effectiveness and cost, and that certain risks may be necessary in order to seek to achieve the Fund’s investment objectives.

The trustees and officers of the Fund, their dates of birth, the position they hold with the Fund, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the Cipher fund complex that the trustee oversees and any other public company directorships held by the trustee are listed in the two tables below. Except as shown, each trustee’s and officer’s principal occupation and business experience for the last five years have been with the employers indicated, although in some cases the trustee may have held different positions with such employers.

Independent Trustees(1)

Name, Address and Year of Birth(2)	Positions Held with the Fund	Term of Office and Length of Time Served(3)	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
[●]	Trustee	Since inception	[●]	[●]	[●]
[●]	Trustee	Since inception	[●]	[●]	[●]
[●]	Trustee	Since inception	[●]	[●]	[●]

Interested Trustees(4)

Name, Address and Year of Birth(2)	Positions Held with the Fund	Term of Office and Length of Time Served(3)	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
[●]	Trustee	Since inception	[●]	[●]	[●]
[●]	Trustee	Since inception	[●]	[●]	[●]

(1)	“Independent Trustees” are those trustees who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the 1940 Act.
(2)	Unless otherwise indicated, the business address of the persons listed above is c/o Cipher Technologies Management LP, 600 Steamboat Road, Greenwich, CT 06830.
(3)	Under the Fund’s Declaration, a trustee serves until his or her retirement, resignation or replacement.
(4)	“Interested Trustees” are “interested persons” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to their affiliation with Cipher.

7

Officers

Name, Address and Year of Birth(1)	Positions Held with the Fund	Term of Office and Length of Time Served(2)	Principal Occupations During the Past 5 Years
Gerald T. Banks 1970	President	Since inception	Founder and Managing Member, Altpoint Capital Partners LLC; Founder and Managing Partner, Cipher Technologies Management LP
Samir Mohin 1972	Treasurer	Since inception	CFO, Altpoint Capital Partners LLC; CFO Cipher Technologies Management LP; Principal – Client Service – Head of Debt Fund Practice, Gen II Fund Services
Jacob E. Comer 1977	Secretary	Since inception	Head of Regulatory and Compliance, Cipher Technologies Management LP; CCO, Altpoint Capital Partners LLC; Senior Legal Officer and Chief Compliance Officer, Starr Investment Holdings, LLC
[●]	CCO	Since inception	[●]

(1)	The business address of the officers is c/o Cipher Technologies Management LP, 600 Steamboat Road, Greenwich, CT 06830.
(2)	Under the Fund’s Bylaws, an officer serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed, or becomes disqualified. Officers hold office at the pleasure of the Board.

Each of the Fund’s executive officers is an “interested person” of the Fund (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her positions with Cipher set forth in the table above.

Trustee Qualifications

The Board has determined that each trustee is qualified to serve as such based on a number of factors, none of which is decisive on its own, and each of which may be given different weight. Each trustee has been determined to be knowledgeable about the Fund’s business and operations, including its service provider arrangements. Factors considered by the Board in determining that an individual is qualified to serve on the Board include: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies, registered investment companies, or other complex businesses; (iv) the individual’s knowledge of and familiarity with blockchain technologies generally and/or digital assets; and (v) how the individual’s skills, experiences, and attributes would contribute to an appropriate mix of relevant skills, experience, and attributes on the Board.

In respect of each trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination by the Board that the individual is qualified to serve as a trustee of the Fund. The following is a summary of various qualifications, skills, and experience of each trustee (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion that an individual is qualified to serve on the Board. References to qualifications, skills, and experience are not intended to hold out the Board or any individual trustee as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Committees of the Board

Audit Committee

The Board has established an Audit Committee composed of [●], each of whom is an Independent Trustee. [●] is the current Chair of the Audit Committee.

The Audit Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Fund and, among other things, (i) determines the selection of an independent registered public accounting firm for the Fund, (ii) considers the scope of the audit, (iii) approves all audit and permitted non-audit services proposed to be performed by those auditors on behalf of the Fund, and (iv) approves non-audit services, if any, to be performed by the auditors for certain affiliates providing services to the Fund if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee considers the possible effect of those services on the independence of the Fund’s independent registered public accounting firm. Because the Fund is newly organized, the committee members did not meet during the prior fiscal year.

Nominating Committee

The Board has established a Nominating Committee composed of [●], each of whom is an Independent Trustee. [●] is the current Chair of the Audit Committee.

8

The Nominating Committee is responsible for reviewing and recommending qualified candidates for the Board when trustee positions are vacated or created or when trustees are up for re-election. Because the Fund is newly organized, the committee members did not meet during the prior fiscal year.

Evaluation of Trustee Nominees. The Nominating Committee requires that trustee candidates have a college degree or equivalent business experience. When evaluating candidates, the Nominating Committee may take into account a number of factors, including but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant experience, (iii) educational background, (iv) familiarity with blockchain technologies and digital assets, and (v) judgment and ability. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: (i) current trustees or officers of the Fund, (ii) the Fund’s investment manager, (iv) the Fund’s shareholders, and (v) any other source the Committee deems appropriate. The Nominating Committee may, but is under no obligation to, retain a third-party search firm at the Fund’s expense to identify potential candidates.

Consideration of Candidates Recommended by Shareholders. The Nominating Committee will review and consider nominees recommended by shareholders to serve as trustee, provided that the recommending shareholder follows the “Procedures for Shareholders to Submit Nominee Candidates,” which are set forth as Appendix A to the Fund’s Nominating Committee Charter and attached as Appendix B to this Statement of Additional Information. These procedures require, among other things, that the recommending shareholder must submit any recommendation in writing to the Fund, to the attention of the Fund’s Secretary, at the address of the principal executive offices of the Fund. Once each quarter, if any shareholder recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new shareholder recommendations. Because the Fund does not hold annual or other regular meetings of shareholders for the purpose of electing trustees, the Committee will accept shareholder recommendations on a continuous basis. Any recommendation must include certain information regarding the candidate and the recommending shareholder, and also must include a written and signed consent of the candidate to be named as a nominee and to serve as a trustee if elected. The foregoing description of the requirements is only a summary. Please refer to Appendix A to the Nominating Committee Charter, which is attached as Appendix B to this Statement of Additional Information.

The Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board.

Valuation Committee

The Board has established a Valuation Committee composed of [●]. [●] is the current Chair of the Valuation Committee.

The Valuation Committee has been delegated responsibility by the Board for overseeing determination of the fair value of the Fund’s portfolio securities and other assets on behalf of the Board in accordance with the Fund’s valuation procedures. The Valuation Committee reviews and approves procedures for the fair valuation of the Fund’s portfolio securities and periodically reviews information from Cipher regarding fair value determinations made pursuant to Board-approved procedures, makes related recommendations to the full Board, and assists the full Board in resolving particular fair valuation and other valuation matters. In certain circumstances, the Valuation Committee may also determine the fair value of portfolio holdings, which determinations shall be reported to the full Board. Because the Fund is newly organized, the committee members did not meet during the prior fiscal year.

Compensation Committee

The Board has established a Compensation Committee composed of [●]. [●] is the current Chair of the Valuation Committee.

The Compensation Committee meets as the Board deems necessary to review and make recommendations regarding compensation payable to the trustees who are not directors, officers, partners, or employees of Cipher or any entity controlling, controlled by, or under common control with Cipher. Because the Fund is newly organized, the committee members did not meet during the prior fiscal year.

Securities Ownership

For each trustee, the following table discloses the dollar range of equity securities in the Fund beneficially owned by the trustee and, on an aggregate basis, in any registered investment companies overseen by the trustee within the Fund’s family of investment companies as of December 31, 2018:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
[●]	[●]	[●]
[●]	[●]	[●]
[●]	[●]	[●]
Interested Trustees
[●]	[●]	[●]
[●]	[●]	[●]

9

To the Fund’s knowledge, the following table provides information regarding securities owned beneficially in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of December 31, 2018 by Independent Trustees and their immediate family members:

Name of Independent Trustee	Name of Owners and Relations to Trustee	Company	Title of Class	Value of Securities	Percent of Class
[●]	[●]	[●]	[●]	[●]	[●]
[●]	[●]	[●]	[●]	[●]	[●]
[●]	[●]	[●]	[●]	[●]	[●]

As of [ ], 2019, the Fund’s officers and Trustees as a group owned less than 1% of the outstanding Shares.

Trustees’ Compensation

Each Independent Trustee receives annual compensation of $[●] for his or her service on the Board, payable quarterly. The Independent Chair of the Board receives an additional annual retainer of $[●] per year, payable quarterly. The Audit Committee Chair receives an additional annual retainer of $[●], payable quarterly. Trustees are also reimbursed for meeting-related expenses.

The Fund has no employees. The Fund’s officers, [●], are compensated by Cipher.

The trustees do not receive any pension or retirement benefits from the Fund.

It is estimated that the trustees will receive the amounts set forth in the following table from the Fund for its initial fiscal year ending December 31, 2019. Because the Fund is newly formed, there is no compensation data for the calendar year ended December 31, 2018. Each officer and each trustee who is a director, officer, partner, member, or employee of the Investment Manager, or of any entity controlling, controlled by, or under common control with the Investment Manager, serves without any compensation from the Fund.

Name of Trustee	Estimated compensation from the Fund for the Fiscal Year Ended December 31, 2019(1)		Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex Paid to the Trustees for the Calendar Year Ending December 31, 2018
Independent Trustees
[●]	$	[●]	N/A	N/A	N/A
[●]	$	[●]	N/A	N/A	N/A
[●]	$	[●]	N/A	N/A	N/A
Interested Trustees
[●]	$	[●]	N/A	N/A	N/A
[●]	$	[●]	N/A	N/A	N/A

(1)	Since the Fund has not completed its first full fiscal year, compensation is estimated based upon future payments to be made by the Fund during its initial fiscal year.

Codes of Ethics

The Fund, Cipher, and the Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including certain securities that may be purchased or held by the Fund. The codes are available on EDGAR on the SEC’s internet site at https://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Investment Manager

Cipher, a Delaware limited partnership, serves as investment manager to the Fund pursuant to an investment management agreement (the “Investment Management Agreement”) between Cipher and the Fund. Cipher is located at 600 Steamboat Road, Greenwich, CT 06830. Cipher had approximately $[●] of assets under management as of [●], 2019. Cipher is indirectly majority owned by Gerald T. Banks.

Absent an SEC exemption or other regulatory relief, the Fund generally is precluded from effecting principal transactions with brokers that are deemed to be affiliated persons of the Fund or Cipher, and the Fund’s ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker is subject to restrictions. Similarly, the Fund’s ability to utilize the affiliated brokers for agency transactions

10

is subject to the restrictions of Rule 17e-1 under the 1940 Act. Cipher does not believe that the restrictions on transactions with affiliated brokers will materially and adversely affect its ability to provide services to the Fund, the Fund’s ability to take advantage of market opportunities, or the Fund’s overall performance.

Investment Management Agreement

The Investment Management Agreement was initially approved by the Board (including all of the Independent Trustees) on [●] at a meeting held for that purpose and became effective on that date. A discussion regarding the basis for the Board’s initial approval of the Fund’s Investment Management Agreement will be available in the Fund’s initial report to shareholders. The Investment Management Agreement will remain in full force and effect, unless sooner terminated by the Fund, for an initial two-year period and will continue thereafter on an annual basis provided that such continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of the Fund or by the Board; and (ii) by the vote, cast in person at a meeting called for such purpose, of a majority of the Independent Trustees. It can also be terminated with respect to the Fund at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund or by a vote of a majority of the entire Board on 60 days’ written notice to Cipher, or by Cipher on 60 days’ written notice to the Fund. Additionally, the Investment Management Agreement will terminate automatically in the event of its assignment. The Investment Management Agreement may not be materially amended with respect to the Fund without a vote of a majority of the outstanding voting securities of the Fund.

Because the Fund is newly organized, no fees were paid to the Investment Manager pursuant to the Investment Management Agreement in any prior fiscal year.

Legal Proceedings

As of the date of this Statement of Additional Information, neither the Fund nor the Investment Manager is aware of any actual or threatened material legal or regulatory proceeding to which the Fund, the Investment Manager, or any of their affiliates is or would be party.

Portfolio Managers

Other Accounts Managed

The portfolio managers who are primarily responsible for the day-today management of the Fund also manage the other registered investment companies, other pooled investment vehicles, and/or other accounts indicated below. The following table identifies, as of December 31, 2018: (i) the number of registered investment companies, pooled investment vehicles, and other accounts managed by the portfolio managers, and (ii) the total assets of such companies, vehicles, and accounts, and the number and total assets of such companies, vehicles, and accounts with respect to which the management fee is based on performance.

	Total Number of Accounts	Total Assets of All Accounts (in $millions)		Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $millions)
Gerald T. Banks
Registered Investment Companies	[●]	$	[●]	[●]	$	[●]
Other Pooled Investment Vehicles	[●]	$	[●]	[●]	$	[●]
Other Accounts	[●]	$	[●]	[●]	$	[●]

Jake Stolarski
Registered Investment Companies	[●]	$	[●]	[●]	$	[●]
Other Pooled Investment Vehicles	[●]	$	[●]	[●]	$	[●]
Other Accounts	[●]	$	[●]	[●]	$	[●]

Vishal Shah
Registered Investment Companies	[●]	$	[●]	[●]	$	[●]
Other Pooled Investment Vehicles	[●]	$	[●]	[●]	$	[●]
Other Accounts	[●]	$	[●]	[●]	$	[●]

Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund and his management of other vehicles or accounts. Potential and actual conflicts of interest may also arise as a result of the other business

11

activities of Cipher and its affiliates. Other vehicles or accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing, and possible market effect of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other vehicles or accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of vehicles or accounts with varying investment guidelines. An investment opportunity may be suitable for both the Fund and other vehicles or accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other vehicles or accounts to participate in fully. It is also possible that regulatory issues applicable to Cipher or other vehicles or accounts managed by Cipher may result in the Fund not receiving securities that may otherwise be appropriate for it. Similarly, there may be limited opportunity to sell an investment held by the Fund and another vehicle or account. Cipher has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis.

Performance Fees. A portfolio manager may advise certain vehicles or accounts with respect to which the management fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. Cipher has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis.

Portfolio Manager Compensation

Portfolio managers are compensated with an annual salary and a discretionary year-end annual bonus, the amount of which is based on various quantitative and qualitative factors and are benchmarked against peers and local markets. Portfolio managers also may be eligible to receive performance fees from private funds that they manage that vest over time. Performance fees can make up a significant portion of a portfolio manager’s overall compensation, and primarily are based on the investment performance of the private funds managed by the portfolio manager. This compensation structure aligns a portfolio manager’s and investors’ long-term interests and helps the Investment Manager retain talented investment personnel.

Securities Ownership

Because the Fund is newly organized, no shares of the Fund were owned by the portfolio managers as of the date of this Statement of Additional Information.

Proxy Voting Policies

Although the Fund does not anticipate generally needing to vote proxies relating to the Fund’s investments, given its portfolio makeup, it has adopted proxy voting policies and procedures. The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities have been included as Appendix A. Summary descriptions of the proxy voting policies and procedures of the Manager are also included in Appendix A.

Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended December 31 will be made available without charge, upon request, by calling [●] or by visiting the Fund’s website at [●], and will also be made available on the SEC’s website at https://www.sec.gov.

DISTRIBUTION OF FUND SHARES

[●] (the “Distributor”) serves as the principal underwriter in the continuous public offering of the Fund’s Shares pursuant to a distribution agreement (“Distribution Agreement”) with the Fund, which is subject to annual approval by the Board. The Distributor, located at [●], is a broker-dealer registered with the SEC and is a member of FINRA. All account inquiries should be mailed to the Fund’s Transfer Agent, not to the Distributor.

The Distribution Agreement will continue in effect with respect to the Fund and its Shares for an initial term of one year, subject to renewal for successive one-year periods, provided that each such continuance is specifically approved: (i) by the vote of a majority of the Independent Trustees; and (ii) by the vote of a majority of the Board cast in person at a meeting called for that purpose.

The Fund currently offers one class of Shares: Initial Class.

12

Initial Class Shares are generally offered through financial firms with which the Distributor has an agreement for the use of the Fund in particular investment products, programs, accounts, or platforms. Shares are held in an account at a financial firm in nominee or street name as agent for a shareholder.

Purchasing Shares

Purchases of Fund shares are discussed under the “Plan of Distribution – Purchasing Shares” section of the Prospectus, and that information is incorporated herein by reference.

The minimum required initial investment is $[●] for Initial Class Shares, except that the minimum investment may be modified for certain financial firms that submit orders on behalf of their customers. The Fund or the Distributor may lower or waive the minimum initial investment for certain categories of investors at their discretion. In addition, the minimum initial investment may be modified for the trustees and certain employees of Cipher and its affiliates and their extended family members. To obtain more information about exceptions to the minimum initial investment for Initial Class shares please call [●].

Additional Information Regarding the Shares

Broker/dealers and other financial intermediaries provide varying arrangements for their clients to purchase Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge transaction fees and/or other additional amounts to their clients for such services, which charges would reduce clients’ return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund’s Transfer Agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s Prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Fund, call the Fund at [●]. You will receive the additional copy within 30 days after receipt of your request by the Fund. Alternatively, if your shares are held through a financial institution, please contact the financial institution directly.

REPURCHASE OF SHARES

In order to provide some liquidity to shareholders, the Fund makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at net asset value. Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at net asset value subject to approval of the Board. Quarterly repurchases occur in the months of February, May, August, and November. Notices of each quarterly repurchase offer are sent to shareholders at least 21 days before the “Repurchase Request Deadline” (i.e., the date by which shareholders can tender their Shares in response to a repurchase offer). The Fund determines the net asset value applicable to repurchases no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day) (the “Repurchase Pricing Date”). The Fund expects to distribute payment to shareholders between one and three business days after the Repurchase Pricing Date and will distribute such payment no later than seven (7) calendar days after such date. The Fund’s Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and shareholders to special risks.

The section entitled “Periodic Repurchase Offers” in the Prospectus discusses the type and timing of notice for repurchase offers, the effects of oversubscribed repurchase offers, the determination of the repurchase price, payment by the Fund for Shares tendered in a repurchase offer, the effect of repurchase policies on the liquidity of the Fund, the consequences of repurchase offers and other details regarding the repurchase offers, including associated risks. The Fund’s fundamental policies with respect to repurchase offers are discussed in “Investment Restrictions” in this Statement of Additional Information.

See “Risks – Repurchase Offers Risk” in the Prospectus for a description of the risks associated with the Fund’s repurchase offers. The repurchase of Shares by the Fund will generally be a taxable event to shareholders, which may potentially include even Shareholders who do not tender any Shares in such repurchase. For a discussion of these tax consequences, see “Taxation” below. Additionally, the Fund may incur tax liabilities as a result of sales of digital assets made in connection with any repurchase offer.

In addition to the Fund’s policy to make periodic repurchase offers as described above, the Board may consider making of a tender offer for shares or the conversion of the Fund to an open-end investment company (described below). The Fund cannot assure you that its Board will decide to take or propose any of these actions.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will

13

reduce the Fund’s net income and gains. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the 1940 Act and the rules and regulations thereunder and other applicable law.

The Fund may impose a repurchase fee of up to [●]% on Shares repurchased. The repurchase fee will be retained by the Fund and is intended to offset the trading costs, market effect, and other costs associated with short-term money movements in and out of the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Fund are made with a view to achieving its investment objectives. Investment decisions are the product of many factors in addition to basic suitability. Some securities considered for investment by the Fund (including bitcoins, but in particular including derivatives on bitcoin) also may be appropriate for other clients advised by Cipher. Accordingly, a particular security or instrument may be bought or sold for one client even though it could have been bought or sold for another client at the same time, including client accounts in which Cipher, its affiliates, and/or its employees may have an economic interest. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more other Cipher clients is considered at or about the same time, transactions in such securities or instruments will, if legally permissible, be allocated among the Fund and the other clients pursuant to Cipher’s trade allocation policy in a manner intended to ensure that all client accounts, including the Fund, are treated fairly, equitably, and in a non-preferential manner, such that allocations are not based upon fee structure or portfolio manager preference.

Cipher may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients when, in its reasonable judgment, aggregation may result in an overall economic benefit to the Fund and the other clients in terms of pricing and other related expenses. If possible, Cipher allocates trades prior to execution; otherwise, Cipher allocates promptly thereafter following established procedures. Allocations generally are made at or about the time of execution and before the end of the trading day. As a result, one account may receive a price for a particular transaction that is different from the price received by another account for a similar transaction on the same day. In general, trades are allocated among clients on a pro rata basis, but Cipher may also consider investment objectives, restrictions and guidelines, risk exposure, available cash, and existing portfolio holdings when making allocation decisions. Once trades are allocated, they may be reallocated only in unusual circumstances due to recognition of specific account restrictions.

Brokerage and Research Services

The digital asset markets generally are not reliant on broker/dealers to effect trades. The Fund anticipates that portfolio bitcoin transactions generally will be effected directly by the Fund’s portfolio managers without the use of brokers; however, it is possible that Cipher will determine it prudent to utilize broker/dealers to effect bitcoin transactions in certain circumstances. There is no customary stated commission in the digital assets markets and negotiated brokerage commissions vary among different brokers. If Cipher determines to use a broker/dealer on behalf of the Fund, it will use its best efforts to obtain for the Fund the best execution available. In seeking best execution, Cipher will consider all factors it deems relevant, including, by way of illustration, price, transaction size, the nature of the market for the security or instrument, commission amount, transaction timing, the need for confidentiality, reputation, experience, and financial stability of the broker/dealer involved, and quality of service, among others.

Because the Fund is newly-organized, it did not pay any brokerage commissions in a prior fiscal year.

Cipher does not currently participate in any so-called “soft dollar” programs and does not have any current intention to do so. To the extent Cipher determines to do so in the future, any such participation would be in reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act, as amended.

Holdings of Securities of the Fund’s Regular Brokers and Dealers

The Fund is newly-organized and did not acquire or hold any securities of any broker-dealers in a prior fiscal year.

DISTRIBUTIONS

See “Distributions” in the Prospectus for information relating to distributions to Fund shareholders.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The Fund is an unincorporated voluntary association with transferable shares of beneficial interest (commonly referred to as a “Massachusetts business trust”) established under the laws of The Commonwealth of Massachusetts by the Declaration. The Declaration provides that the trustees of the Fund may authorize separate classes of shares of beneficial interest. Preferred shares may be issued in one or more series, with such par value and with such rights as determined by the Board, by action of the Board without the approval of the common shareholders. The Declaration authorizes the issuance of an unlimited number of Shares. The Shares will be issued with a par value of $0.00001 per share. The Fund currently offers one class of Shares: Initial Class. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the ongoing fees and expenses for each share class may be different. The fees and expenses for the Fund are set forth in “Summary of

14

Fund Expenses” in the Prospectus. Certain share class details are set forth in “Plan of Distribution” in the Prospectus and in “Distribution of Fund Shares” in this Statement of Additional Information.

Shareholders will be entitled to the payment of dividends and other distributions when, as, and if declared by the Board. All Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Shares will, when issued, be fully paid and, subject to matters discussed in “Anti-Takeover and Other Provisions in the Declaration of Trust,” non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the trustees may distribute the remaining assets of the Fund among the Fund’s shareholders.

The Fund does not intend to hold annual meetings of shareholders. If the Fund does hold a meeting of shareholders, Shares of the Fund entitle their holders to one vote for each Share held; however, if the Fund has outstanding more than one class of Shares, separate votes shall be taken by each class of Shares on matters affecting an individual class of Shares. Each fractional share shall be entitled to a proportionate fractional vote, except as otherwise provided by the Declaration or Bylaws or required by applicable law.

The Fund will send unaudited reports at least semiannually and audited financial statements annually to all of its shareholders.

The Shares are not, and are not expected to be, listed for trading on any national securities exchange, nor is there expected to be any secondary trading market in the Shares.

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

Anti-Takeover Provisions

The Declaration and the Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status.

As described below, the Declaration grants special approval rights with respect to certain matters to members of the Board who qualify as “Continuing Trustees,” which term means a trustee who either (i) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board by a majority of the Continuing Trustees then members of the Board.

The Declaration requires the affirmative vote or consent of at least seventy-five percent (75%) of the Board and holders of at least seventy-five percent (75%) of the Fund’s shares to authorize certain Fund transactions not in the ordinary course of business, including a merger or consolidation or share exchange, issuance or transfer by the Fund of the Fund’s shares having an aggregate fair market value of $1,000,000 or more (except as may be made pursuant to a public offering, the Fund’s dividend reinvestment plan, or upon exercise of any stock subscription rights), a sale, lease, exchange, mortgage, pledge, transfer, or other disposition of Fund assets, having an aggregated fair market value of $1,000,000 or more, or any shareholder proposal regarding specific investment decisions, unless the transaction is authorized by both a majority of the trustees and seventy-five percent (75%) of the Continuing Trustees (in which case no shareholder authorization would be required by the Declaration, but may be required in certain cases under the 1940 Act). The Declaration also requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of the Fund’s shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the trustees and seventy-five percent (75%) of the Continuing Trustees (in which case shareholders would have only the minimum voting rights required by the 1940 Act with respect to the conversion). Also, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund’s shares or, alternatively, by vote or consent of both a majority of the trustees and seventy-five percent (75%) of the Continuing Trustees.

The trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the Bylaws, certain of which are required by the 1940 Act.

The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control of the Fund by a third party. These provisions also provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Bylaws, both of which are on file with the SEC.

Shareholder Liability

Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation, or instrument entered into or executed by the Fund or the trustees. The Declaration further

15

provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

Liability of Trustees

The Declaration provides that the obligations of the Fund are not binding upon the trustees of the Fund individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

CONVERSION TO OPEN-END FUND

The Board may also from time to time consider submitting to the Fund’s shareholders a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to shareholders, the Board would consider all factors then relevant, including the size of the Fund, the extent to which shareholders have adequate liquidity thorough repurchase offers, the extent to which the Fund’s capital structure is leveraged, and the possibility of re-leveraging (if any) and general market and economic conditions.

The Declaration requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund’s shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Board and seventy-five percent (75%) of the Continuing Trustees (as defined above under “Anti-Takeover and Other Provisions in the Declaration of Trust — Anti-Takeover Provisions”). This seventy-five percent (75%) shareholder approval requirement is higher than is required under the 1940 Act. If a conversion is approved by the trustees and the Continuing Trustees as described above, the minimum shareholder vote required under the 1940 Act would be necessary to authorize the conversion. Currently, the 1940 Act would require approval of the holders of a “majority of the outstanding” voting shares of the Fund in order to authorize a conversion.

Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption, whereas the Fund currently makes only quarterly offers to repurchase its Shares (typically 5% per quarter), and shareholders do not have the right to otherwise have shares redeemed. Open-end companies are thus subject to more frequent periodic out-flows that can complicate portfolio management in comparison to the Fund. As described above, the Fund, like an open-end company, intends to engage in a continuous offering of its shares.

TAXATION

See “Tax Matters” in the Prospectus for a summary of significant U.S. federal income tax considerations relevant to an investment in Shares.

NET ASSET VALUE

As described in the Prospectus under the heading “Net Asset Value,” the net asset value per share (“NAV”) of the Fund’s Shares is determined by dividing the total value of the Fund’s investments and other assets, less any liabilities, by the total number of Shares outstanding of the Fund. The Prospectus further notes that Shares are valued on the first day of each calendar week that the New York Stock Exchange is open (any such day, a “Business Day”), and describes the time (the “Valuation Time”) as of which Shares are valued on such Business Days. The Fund expects that the holidays upon which the New York Stock Exchange will be closed are New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. In accordance with regulations governing registered investment companies, the Fund’s transactions in securities and purchases and sales of Shares (which bear upon the number of Shares outstanding) are generally not reflected in NAV determined for the Business Day on which the transactions are effected (the trade date), but rather on the following Business Day.

The Board has delegated primary responsibility for determining or causing to be determined the value of the Fund’s securities and other assets (including any fair value pricing) and the NAV of the Shares to [●], in its capacity as Administrator, pursuant to valuation policies and procedures approved by the Board (the “Valuation Procedures”). The Board has established a Valuation Committee to which it has delegated the responsibility of overseeing determination of the fair value of the Fund’s portfolio securities and other assets on behalf of the Board in accordance with the Valuation Procedures.

As described in the Prospectus, portfolio securities and other assets for which market quotations are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales prices are reported, as is the case for most securities traded OTC, on the basis of either: (i) the mean between representative bid and ask quotations obtained from a quotation reporting system or from established market makers; or (ii) prices (including evaluated prices) supplied by a Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). Portfolio bitcoins are generally valued at the last sales price as of the valuation time on the exchange that the Investment Manager determines in good faith to be indicative of global trading activity in bitcoin, or based on an index of such exchange prices. Domestic fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or

16

Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange-traded options and futures contracts are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based upon the NAVs of such investments.

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSEMENT AGENT

[●], [●], serves as administrator for the Fund and performs certain fund accounting and related services for the Fund.

[●], [●], serves as custodian for assets of the Fund.

[●], [●], serves as the transfer agent, registrar, and dividend disbursement agent for the Shares, as well as agent for the Dividend Reinvestment Plan relating to the Shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[●], [●], serves as independent registered public accounting firm for the Fund. [●] provided audit services, tax services, and other audit related services to the Fund.

COUNSEL

[●], [●], passes upon certain legal matters in connection with shares offered by the Fund, and also acts as counsel to the Fund.

17

REGISTRATION STATEMENT

A Registration Statement on Form N-2, including any amendments thereto (the “Registration Statement”), relating to the Shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Prospectus and this Statement of Additional Information are parts of, but do not contain all of the information set forth in, the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Shares offered or to be offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[To be Added by Amendment]

19

FINANCIAL STATEMENTS

[To be Added by Amendment]

20

Appendix A – Proxy Voting Policies and Procedures

[To be filed by amendment.]

Appendix B - Procedures for Shareholders to Submit Nominee Candidates

[To be filed by amendment.]

21

PART C — OTHER INFORMATION

Item 25:	Financial Statements and Exhibits

1.	Financial Statements

The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act will be filed as part of the Statement of Additional Information.

2.	Exhibits:

a.	Agreement and Declaration of Trust dated May 9, 2019, filed herewith.

b.	Bylaws dated May 9, 2019, filed herewith.

c.	None.

d.1	Article III (Shares) and Article V (Shareholders’ Voting Powers and Meetings) of the Agreement and Declaration of Trust, filed herewith.

d.2	Article 10 (Shareholders’ Voting Powers and Meetings) of the Bylaws of Registrant, filed herewith.

e.	Form of Dividend Reinvestment Plan.*

f.	None.

g.	Form of Investment Management Agreement.*

h.	Form of Distribution Agreement.*

i.	None.

j.	Form of Custody Agreement.*

k.1	Form of Administration Agreement.*

k.2	Form of Transfer Agency and Services Agreement.*

l.	Opinion and Consent of Counsel.*

m.	None.

n.	Consent of Independent Registered Public Accounting Firm.*

o.	None.

p.	Form of Initial Capital Agreement.*

q.	None.

r.1	Code of Ethics of Registrant.*

r.2	Code of Ethics of Investment Manager.*

r.3	Code of Ethics of Distributor.*

r.4	Code of Ethics Pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 for Principal Executive and Senior Financial Officers.*

* To be completed by amendment.

Item 26:	Marketing Arrangements

See Form of Distribution Agreement.

Item 27:	Other Expenses of Issuance and Distribution

Securities and Exchange Commission Fees	$	[●]
Printing and engraving expenses		[●]
Legal fees		[●]
Accounting expenses		[●]
Total	$	[●]

1

Item 28:	Persons Controlled by or Under Common Control

Not applicable.

Item 29:	Number of Holders of Securities

Set forth below is the number of record holders as of [●] of each class of securities of the Registrant.

Title of Class	Number of Record Holders
Initial Class	[●]

Item 30:	Indemnification

Reference is made to Article VIII, Sections 1 through 4, of the Registrant’s Agreement and Declaration of Trust, which is incorporated by reference herein.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to trustees, officers, and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Agreement and Declaration of Trust, its Bylaws, or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers, or controlling persons of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustees, officers, or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31:	Business and Other Connections of Investment Manager

Descriptions of the business of Cipher Technologies Management LP, the Registrant’s investment manager, are set forth under the caption “Investment Manager” under “Management of the Fund” in both the Prospectus and Statement of Additional Information forming part of this Registration Statement. The following sets forth business and other connections of each director and executive officer (and persons performing similar functions) of Cipher Technologies Management LP.

Cipher Technologies Management LP

600 Steamboat Road

Greenwich, CT 06830

Name	Position with Adviser	Other Connections
[●]	[●]	[●]
[●]	[●]	[●]
[●]	[●]	[●]

Item 32:	Location of Accounts and Records

The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained at the offices of Cipher Technologies Management LP, 600 Steamboat Road, Greenwich, CT 06830, or the Registrant’s custodian, [●], [●].

Item 33:	Management Services

Not applicable.

Item 34:	Undertakings

1.	Not applicable.

2.	Not applicable.

3.	Not applicable.

4.	The Registrant undertakes:

a.	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement: (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act; (ii) to reflect in the Prospectus any facts or events after

2

the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

b.	that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

c.	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d.	that each prospectus filed pursuant to Rule 497(b), (c), (d), or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

e.	that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities, in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(2)	the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.	Not applicable.

6.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

3

NOTICE

A copy of the Agreement and Declaration of Trust of Cipher Technologies Bitcoin Fund (the “Fund”), together with all amendments thereto, is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Fund by any officer or trustee of the Fund as an officer or trustee and not individually and that the obligations of or arising out of this instrument are not binding upon any of the trustees of the Fund or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund.

4

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Greenwich, and the State of Connecticut, on the 13th day of May 2019.

CIPHER TECHNOLOGIES BITCOIN FUND

By:	/s/ Gerald T. Banks
Name:	Gerald T. Banks
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Gerald T. Banks
Gerald T. Banks	Trustee and President (Principal Executive Officer)	May 13, 2019

/s/ Samir Mohin
Samir Mohin	Treasurer (Principal Financial & Accounting Officer)	May 13, 2019

5

INDEX OF EXHIBITS

Exhibit	Exhibit Name
a.	Agreement and Declaration of Trust dated May 9, 2019.

b.	Bylaws of Registrant dated May 9, 2019.

6